UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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TETRALOGIC PHARMACEUTICALS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 9, 2014

To our Stockholders:

You are cordially invited to attend our 2015 Annual Meeting of Stockholders on Wednesday, May 20, 2015 at 10:00 a.m. (Eastern Time) (the “Annual Meeting”) at The Desmond Hotel and Conference Center, Ballroom C, One Liberty Boulevard, Malvern, PA 19355.

The following pages contain the formal Notice of the Annual Meeting and the Proxy Statement. If you plan to attend the Annual Meeting and you are a registered stockholder, please bring a valid form of photo identification. If you wish to vote in person at the meeting and you are a beneficial owner of shares held in “street name” through a bank, broker, or other intermediary, please contact your bank, broker, or other intermediary to obtain evidence of ownership and a legal proxy, which you must bring with you to the Annual Meeting.

Information about the matters to be acted on at the Annual Meeting is contained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. Also enclosed herewith is your proxy card, which includes instructions for voting, and our 2014 Annual Report.

Your vote is important. Whether you plan to attend the Annual Meeting in person or not, we hope you will vote your shares as soon as possible. Please mark, sign, date, and return the accompanying proxy card or voting instruction form in the postage-paid envelope or instruct us by telephone or via the Internet as to how you would like your shares voted. Instructions are included on the proxy card and voting instruction form.

I hope you will find it possible to participate in the Annual Meeting.

Best regards,

/s/ Andrew Pecora, M.D.

Andrew Pecora, M.D.
Chairman of the Board

TetraLogic Pharmaceuticals Corporation
343 Phoenixville Pike
Malvern, PA 19355

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 20, 2015

To our Stockholders:

NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of TetraLogic Pharmaceuticals Corporation (the “Company”) will be held at The Desmond Hotel and Conference Center, Ballroom C, One Liberty Boulevard, Malvern, PA 19355 on Wednesday, May 20, 2015, at 10:00 a.m. (Eastern Time), to consider and vote on the following matters described in the accompanying Proxy Statement:

1.	The election of the director nominees named in the accompanying Proxy Statement;

2.	Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015;

3.	The approval of the flexible settlement feature with respect to future potential conversions of the Company’s 8% Convertible Senior Notes due 2019; and

4.	Transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors (the “Board”) unanimously recommends that you vote “FOR” the election of the Board’s director nominees (Proposal 1), “FOR” the proposal to ratify Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 (Proposal 2), and “FOR” the approval of the flexible settlement feature with respect to future potential conversions of the Company’s 8% Convertible Senior Notes due 2019 (Proposal 3).

The Board has fixed March 31, 2015, at the close of business Eastern Time, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

Whether or not you expect to attend the Annual Meeting, please complete, sign, date and return the accompanying proxy card in the envelope provided or grant your proxy by telephone, internet or mail by following the instructions printed on the accompanying proxy card.

By Order of the Board of Directors,

/s/ Richard L. Sherman
Richard L. Sherman
Secretary

Malvern, Pennsylvania

April 9, 2015

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting, please complete, date, sign and mail your proxy card promptly in order that the necessary quorum may be represented at the Annual Meeting. If your shares are held in a brokerage account or by another nominee record holder, please be sure to mark your voting choices on the voting instruction card that accompanies this Proxy Statement. If you fail to specify your voting instructions for the election of directors or for approval of the flexible settlement feature, as the case may be, your shares will not be voted in the election of directors or for approval of the flexible settlement feature due to rules applicable to broker voting, or we may incur additional costs to solicit votes. The enclosed envelope requires no postage if mailed in the United States.

*NOTE:                           The Table of Contents included in the Edgar filed document may contain different page numbers from the hard copy proxy statement that will be mailed to our stockholders due to variations in pagination between the printed version and the filed version.

i

TetraLogic Pharmaceuticals Corporation
343 Phoenixville Pike
Malvern, PA 19355

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 20, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, MAY 20, 2015: Copies of this Proxy Statement and the accompanying form of proxy card, and the enclosed 2014 Annual Report on Form 10-K (the “Annual Report”) are available without charge at www.proxyvote.com, by telephone at 1-800-579-1639, or by notifying our Secretary, Richard L. Sherman, in writing, at TetraLogic Pharmaceuticals Corporation, 343 Phoenixville Pike, Malvern, PA 19355.

This Proxy Statement and the accompanying proxy card, the foregoing Notice of Annual Meeting and the enclosed Annual Report are intended to be sent or given to stockholders of the Company on or about April 9, 2015, in connection with the solicitation of proxies on behalf of our Board for use at our 2015 Annual Meeting of Stockholders, to be held on Wednesday, May 20, 2015, at 10:00 a.m. Eastern Time, at The Desmond Hotel and Conference Center, Ballroom C, One Liberty Boulevard, Malvern, PA 19355, and at any adjournment or postponement thereof.

FREQUENTLY ASKED QUESTIONS

The following questions and answers present important information pertaining to the Annual Meeting:

Q:	Who is entitled to vote?

A:

Only stockholders of record as of the close of business on March 31, 2015 (the “Record Date”) shall be entitled to notice of, and to vote at, the Annual Meeting. During the ten days before the Annual Meeting, you may inspect a list of stockholders eligible to vote. If you would like to inspect the list, please call Richard L. Sherman, our Secretary, at 610-889-9900 to arrange a visit to our offices.

Q:	How many shares of common stock can vote?

A:

There were 23,315,086 shares of common stock issued and outstanding as of the close of business on March 20, 2015. Each stockholder entitled to vote at the Annual Meeting may cast one vote for each share of common stock owned by him, her or it which has voting power upon each matter considered at the Annual Meeting. On March 3, 2015, we entered into exchange agreements with Geode Capital Master Fund Ltd. (“Geode”) and Whitebox Advisors, LLC (“Whitebox”), relating to the exchange of an aggregate principal amount of the Company’s 8% Convertible Senior Notes in the amount of $3,250,000 for an aggregate 524,304 shares of the Company’s unregistered common stock and $825,000.08 in cash payable by the Company, or collectively, the Exchange. To approve the flexible settlement feature with respect to future potential conversions of the Company’s 8% Convertible Senior Notes due 2019, a majority of the shares of stock that are cast affirmatively or negatively in person or by proxy and entitled to vote at the Annual Meeting must be voted in favor of the approval. However, pursuant to Rule 5635 of the listing rules of The NASDAQ Stock Market, Inc. (“NASDAQ”), the 524,304 shares acquired by Geode and Whitebox in the Exchange will be excluded from voting on the approval of the flexible settlement feature with respect to future potential conversions of the Company’s 8% Convertible Senior Notes due 2019 (Proposal 3). In order to ensure that none of the shares acquired in the Exchange will be counted in favor of the approval of the flexible settlement feature with respect to future potential conversions of the Company’s 8% Convertible Senior Notes due 2019, 524,304 shares will be counted as votes “AGAINST” such approval.

Q:	What may I vote on?

A:	You may vote on the following matters:

1. the election of the directors who have been nominated to serve on our Board;

2. the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015;

3. the approval of the flexible settlement feature with respect to future potential conversions of the Company’s 8% Convertible Senior Notes due 2019; and

4. any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

Q:	Will any other business be presented for action by stockholders at the Annual Meeting?

A:

Management knows of no business that will be presented at the Annual Meeting other than Proposals 1, 2 and 3. If any other matter properly comes before the Annual Meeting, the persons named as proxies in the accompanying proxy card intend to vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgment on the matter.

Q:	How does the Board recommend that I vote on each of the proposals?

A:

The Board recommends a vote “FOR” the director nominees, “FOR” the ratification of Ernst & Young as our independent registered public accounting firm, and “FOR” the approval of the flexible settlement feature with respect to future potential conversions of the Company’s 8% Convertible Senior Notes due 2019.

Q:	How do I vote my shares?

A:

The answer depends on whether you own your shares of common stock of the Company directly (that is, you hold shares that show your name as the registered stockholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own shares of the Company directly (i.e., you are a “registered stockholder”): your proxy is being solicited directly by us, and you can vote by mail, telephone or Internet, or you can vote in person if you attend the Annual Meeting.

If you wish to vote by mail, please do the following: (1) sign and date the accompanying proxy card, (2) mark the boxes indicating how you wish to vote, and (3) return the proxy card in the prepaid envelope provided. If you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares “FOR” the director nominees, “FOR” the ratification of Ernst & Young as our independent registered public accounting firm, “FOR” the approval of the flexible settlement feature with respect to future potential conversions of the Company’s 8% Convertible Senior Notes due 2019, and, in their discretion, on any other matter that properly comes before the Annual Meeting. Unsigned proxy cards will not be counted.

If you wish to vote by telephone or over the Internet, you will find instructions on the accompanying proxy card that you should follow. There may be costs associated with telephonic or electronic access, such as usage charges from Internet access providers and telephone companies that must be paid by the stockholder. The telephone and Internet voting procedures are designed to authenticate a stockholder’s identity to allow a stockholder to vote its shares and confirm that its instructions have been properly recorded. Voting by telephone or over the Internet authorizes the named proxies to vote your shares in the same manner as if you had submitted a validly executed proxy card. If you wish to vote in person at the meeting, written ballots will be passed out to anyone who wants to vote at the meeting.

If you hold your shares of the Company through a broker, bank or other nominee: a voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote by telephone or via the Internet. Please refer to the instructions provided with your voting instruction card for information about voting in these ways. See also “What is the effect if I fail to give voting instructions to my broker or other nominee?” below.

If you wish to vote in person at the meeting, written ballots will be passed out to anyone who wants to vote at the meeting. However, if you are the beneficial owner of shares held in street name through a bank, broker or other intermediary, you may not vote your shares at the Annual Meeting unless you obtain a “legal proxy” from the bank, broker or intermediary that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Q:	What is a proxy?

A:

A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxies J. Kevin Buchi, our President and Chief Executive Officer, and Richard L. Sherman, our Senior Vice President, Strategic Transactions, General Counsel and Secretary. They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to attend the Annual Meeting in person, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of common stock may be voted.

Q:	What is the effect if I fail to give voting instructions to my broker or other nominee?

A:

If your shares are held by a broker or other nominee, you must provide your broker or nominee with instructions on how to vote your shares for the director nominees in order for your shares to be counted in the election of directors (Proposal 1) and for the approval of the flexible settlement feature with respect to future potential conversions of the Company’s 8% Convertible Senior Notes due 2019 (Proposal 3). If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. If you hold your shares in street name, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing your broker, bank or other nominee in how to vote your shares. We encourage you to provide voting instructions to your broker, bank or other nominee.

Brokers, banks, or other nominees that are member firms of the New York Stock Exchange and who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Brokers, banks, or other nominees will have this discretionary authority with respect to routine matters such as the ratification of the appointment of our independent registered public accounting firm (Proposal 2); however, they will not have this discretionary authority with respect to non-routine matters, including the election of directors (Proposal 1) and the approval of the flexible settlement feature with respect to future potential conversions of the Company’s 8% Convertible Senior Notes due 2019 (Proposal 3). With respect to non-routine matters, if beneficial owners do not provide voting instructions, these are called “broker non-votes.”

In the event of a broker non-vote, such beneficial owners’ shares will be included in determining whether a quorum is present, but otherwise will not be counted. In addition, abstentions will be included in determining whether a quorum is present but otherwise will not be counted. Thus, a broker non-vote or an abstention will make a quorum more readily obtainable, but a broker non-vote or an abstention will not otherwise affect the outcome of a vote on a proposal that requires a plurality of the votes cast or a majority of votes cast affirmatively or negatively. However, in the event that any shares held by a broker or other nominee are attributable to shares issued in the Exchange, 524,304 shares will be excluded from voting on the approval of the flexible settlement feature with respect to future potential conversions of the Company’s 8% Convertible Senior Notes due 2019 (Proposal 3). In order to ensure that none of the shares acquired in the Exchange will be counted in favor of the approval of the flexible settlement feature with respect to future potential conversions of the Company’s 8% Convertible Senior Notes due 2019, 524,304 shares will be counted as votes against such proposal. See “How will directors be elected?,” “How will the outcome of the proposal to ratify the selection of our independent registered public accounting firm be determined?” and “How will the outcome of the proposal to approve the flexible settlement feature with respect to future potential conversions of the Company’s 8% Convertible Senior Notes due 2019 be determined?” below.

We encourage you to provide voting instructions to the organization that holds your shares.

Q:	What if I want to change my vote or revoke my proxy?

A:

A registered stockholder may change his or her vote or revoke his or her proxy at any time before the Annual Meeting by (i) notifying our Secretary, Richard L. Sherman, in writing, at TetraLogic Pharmaceuticals Corporation, 343 Phoenixville Pike, Malvern, PA 19355, that you revoke your proxy, (ii) voting again by telephone or the Internet, (iii) attending and voting in person at the Annual Meeting, or (iv) submitting a later dated proxy card. You may request a new proxy card at www.proxycard.com or 1-800-579-1639. We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls, whether your instructions are received by Internet, telephone, mail or in person at the Annual Meeting. If you hold your shares through a broker, bank or other nominee and wish to change your vote, you must follow the procedures required by your nominee.

Q:	What is a quorum?

A:

The holders of a majority of the 23,315,086 shares of common stock issued and outstanding as of the record date, either present or represented by proxy, constitutes a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. On March 3, 2015, we entered into exchange agreements with Geode and Whitebox, relating to the Exchange. To approve the flexible settlement feature with respect to future potential conversions of the Company’s 8% Convertible Senior Notes due 2019, a majority of the shares of stock that are cast affirmatively or negatively in person or by proxy and entitled to vote at the Annual Meeting must be voted in favor of the approval. However, pursuant to Rule 5635 of the listing rules of NASDAQ, the 524,304 shares acquired by Geode and Whitebox in the Exchange will be excluded from voting on the approval of the flexible settlement feature with respect to future potential conversions of the Company’s 8% Convertible Senior Notes due 2019 (Proposal 3). In order to ensure that none of the shares acquired in the Exchange will be counted in favor of the approval of the flexible settlement feature with respect to future potential conversions of the Company’s 8% Convertible Senior Notes due 2019, 524,304 shares will be counted as votes “against” such approval. If a quorum is not present by attendance at the Annual Meeting or represented by proxy, the stockholders present by attendance at the meeting or by proxy may adjourn the Annual Meeting until a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

Q:	How will directors be elected?

A:

A plurality of the votes cast at the Annual Meeting is required for the election of directors. This means that the director nominee with the most votes for a particular director seat is elected to that seat. You may choose to vote or withhold your vote for such nominees. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of a director will not be voted with respect to the director indicated and will have no impact on the election of directors, although it will be counted for the purposes of determining whether there is a quorum.

Q:	How will the outcome of the proposal to ratify the selection of our independent registered public accounting firm be determined?

A:

To ratify the selection, a majority of the shares of stock that are cast affirmatively or negatively in person or by proxy and entitled to vote at the Annual Meeting must be voted in favor of the ratification. A properly executed proxy marked “ABSTAIN” with respect to these proposals will not affect the outcome of the vote, although it will be counted for purposes of determining the number of shares of common stock present in person or represented by proxy and entitled to vote for the purposes of determining whether there is a quorum. Accordingly, if you choose to “ABSTAIN,” with respect to the auditor selection ratification proposal your abstention will have no impact on the ratification proposal, although it will be counted for the purposes of determining whether there is a quorum.

Q:	How will the outcome of the proposal to approve the flexible settlement feature with respect to future potential conversions of the Company’s 8% Convertible Senior Notes due 2019 be determined?

A:

To approve the flexible settlement feature with respect to future potential conversions of the Company’s 8% Convertible Senior Notes due 2019, a majority of the shares of stock that are cast affirmatively or negatively in person or by proxy and entitled to vote at the Annual Meeting must be voted in favor of the approval. A properly executed proxy marked “ABSTAIN” with respect to these proposals not affect the outcome of the vote, although it will be counted for purposes of determining the number of shares of common stock present in person or represented by proxy and entitled to vote for the purposes of determining whether there is a quorum. Accordingly, if you choose to “ABSTAIN,” with respect to the proposal to approve the flexible settlement feature with respect to future potential conversions of the Company’s 8% Convertible Senior Notes due 2019, your abstention will have no impact on the proposal to approve the flexible settlement feature with respect to future potential conversions of the Company’s 8% Convertible Senior Notes due 2019, although it will be counted for the purposes of determining whether there is a quorum. Additionally, pursuant to Rule 5635 of the listing rules of NASDAQ, any shares of common stock acquired in the Exchange will be excluded from voting on the approval of the flexible settlement feature with respect to future potential conversions of the Company’s 8% Convertible Senior Notes due 2019. In order to ensure that none of the shares acquired in the Exchange will be counted in favor of the approval of the flexible settlement feature with respect to future potential conversions of the Company’s 8% Convertible Senior Notes due 2019, 524,304 shares will be counted as votes “against” such approval.

Q:	What if additional proposals are presented at the Annual Meeting?

A:

We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. However, with respect to any other business that properly comes before the Annual Meeting, your proxies are authorized to vote on your behalf using their judgment.

Q:	Do the directors and officers of the Company have an interest in the outcome of the matters to be voted on?

A:

Our directors and officers will not receive any special benefit as a result of the outcome of the matters to be voted on, except that our non-employee directors will receive compensation for such service as described later in this Proxy Statement under the heading “Executive and Director Compensation.”

Q:	How many shares do the directors and officers of the Company beneficially own, and how do they plan to vote their shares?

A:

Directors and executive officers, who, as of March 31, 2015, had beneficial ownership (or had the right to acquire beneficial ownership within sixty days following March 31, 2015) of approximately 52% of our outstanding common stock, are expected to vote, or direct the voting of their shares, in favor of the election of the nominees for director set forth in this Proxy Statement, in favor of the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015; and in favor of the approval of the flexible settlement feature with respect to future potential conversions of the Company’s 8% Convertible Senior Notes due 2019.

Q:	Who will count the votes?

A:	Our agent will count the votes cast by proxy. The Secretary of the Company will count the votes cast in person at the Annual Meeting and will serve as the inspector of election.

Q:	Who can attend the Annual Meeting?

A:	All stockholders are invited to attend the Annual Meeting.

Q:	Are there any expenses associated with collecting the stockholder votes?

A:

We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our stockholders. We do not anticipate hiring an agency to solicit votes from stockholders at this time; however, if we determine that such action would be appropriate or necessary, we would pay the cost of such service. Officers and other employees of the Company may solicit proxies in person or by telephone but will receive no special compensation for doing so.

Q:	Where can you find the voting results?

A:

Voting results will be reported in a Current Report on Form 8-K, which we will file with the United States Securities and Exchange Commission , or the SEC, within four business days following the Annual Meeting.

Q:	Who is our Independent Registered Public Accounting Firm, and will they be represented at the Annual Meeting?

A:

Ernst & Young LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2014 and audited our financial statements for such fiscal year as of December 31, 2014. Ernst & Young LLP has been selected by our audit committee, or the Audit Committee, to serve in the same role and to provide the same services for the fiscal year ending December 31, 2015. We expect that one or more representatives of Ernst & Young LLP will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the Annual Meeting.

Q:	Why are you being asked to ratify the selection of Ernst & Young LLP?

A:

Although stockholder approval of our Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm is not required, we believe that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit Committee has agreed to reconsider its selection of Ernst & Young LLP, but will not be required to take any action.

Q:	Why are you being asked to approve the flexible settlement feature with respect to future potential conversion of the Company’s Convertible Senior Notes due 2019?

A:

As issued, the conversion of the Company’s Convertible Senior Notes due 2019, or the 8% Notes, may only be settled in shares of common stock. However, under the terms of the 8% Notes, we will have the option to settle conversions of the 8% Notes in cash, shares of common stock, or through any combination of cash and common stock, at our election. This option (referred to as “flexible settlement” in this Proxy Statement) is available only if we first obtain stockholder approval under NASDAQ Listing Rule 5635(d)(2). This rule requires that we obtain stockholder approval prior to implementing the flexible settlement feature as this feature may have the effect of increasing the conversion rate above 163.1321 shares per $1,000 principal amount of 8% Notes and could result in the issuance of an aggregate amount of common stock equal to 20% or more of the common stock or voting power outstanding on June 17, 2014, the date the offering of the Notes was priced for less than the greater of book or market value of the stock. The Board of Directors believes the flexible settlement feature will benefit our stockholders by providing us with the financial flexibility upon a conversion of 8% Notes to use the settlement method that is in our best interests and the best interests of our stockholders at the time of conversion.

BOARD OF DIRECTORS

Our Board currently consists of eight members. Our certificate of incorporation and our bylaws divide our Board into three classes with staggered three-year terms. In addition, such certificate of incorporation and bylaws provide that a director may be removed only for cause. Under such certificate of incorporation and bylaws, any vacancy on our Board, including a vacancy resulting from an enlargement of our Board, may be filled only by vote of a majority of our directors then in office. Furthermore, such certificate of incorporation provides that the authorized number of directors may be changed only by a resolution of our Board.

Biographical information regarding the business experience of each of our directors and the primary aspects of each of our directors’ experience, qualifications, attributes or skills that led to the conclusion that each of our directors should serve on our Board is set forth below:

Nominees	Age	Position

Class II Directors:

Andrew Pecora, M.D.	57	Chairman and Director

Douglas E. Onsi	46	Director

Other Directors	Age	Position

Class III Directors:

J. Kevin Buchi	59	President, Chief Executive Officer and Director

Michael Steinmetz, Ph.D.	67	Director

Paul J. Schmitt	63	Director

Class I Directors:

Douglas Reed, M.D.	61	Director

Mary Ann Gray, Ph.D.	62	Director

Michael Kishbauch	65	Director

Nominees for Election to the Board for a Three-Year Term Expiring at the 2018 Annual Meeting

Andrew Pecora, M.D. has served as Chairman of our Board since March 2013 and as a member of our Board since 2007. Dr. Pecora has been Vice President of Cancer Services and Chief Innovations Officer of the John Theurer Cancer Center at Hackensack University Medical Center, or HUMC, and co-Managing Partner of the Northern New Jersey Cancer Center, which is a private physicians’ practice group affiliated with HUMC, since 1992. Since August 2013, Dr. Pecora has served as the Chief Visionary Officer of NeoStem, Inc., or NeoStem (NASDAQ: NBS), a biopharmaceutical company developing cell therapy products to treat metastatic melanoma, acute myocardial infarction and type I diabetes. From August 2011 through August 2013, Dr. Pecora served as the Chief Medical Officer of NeoStem. Since January 2011, he has served as the Chief Medical Officer of Progenitor Cell Therapy, LLC, or PCT, a client-based cell therapy services company supporting the development and commercialization of cellular therapies and subsidiary of NeoStem. From 1999 through January 2011, he served as the Chairman and Chief Executive Officer of PCT.  He was also the co-Founder and Chief Scientific Officer of

Amorcyte, Inc., or Amorcyte, a privately funded biotechnology company developing cell therapy products to treat cardiovascular disease, which was founded in 2004 and was merged with NeoStem in 2010. Dr. Pecora currently serves on the board of directors of Neostem (2011 to present). .  Dr. Pecora also previously served on the Board of Directors of Cancer Genetics, Inc. (NASDAQ:CGIX) from 2004 until February 2014 and as Chairman of the Board of Directors of Amorcyte from 2005 until 2010.  Dr. Pecora is a Professor of Medicine at New Jersey Medical School (formerly, the University of Medicine and Dentistry of New Jersey). He has authored or co-authored numerous articles, abstracts, books, chapters and monographs and is a frequent lecturer in the field of cancer treatment. He received his B.S. in biology from Seton Hall University in 1979 and his M.D. from the University of Medicine and Dentistry of New Jersey in 1983. He completed both his postdoctoral internship in internal medicine as well as his residency in the Department of Internal Medicine at The New York Hospital, and completed a fellowship in hematology-oncology at Memorial Sloan-Kettering Cancer Center.

We have entered into an advisory services agreement with Dr. Pecora in order to obtain his services as the Chairman of our Board. Under the advisory services agreement, Dr. Pecora agreed to serve as the Chairman of our Board beginning on March 8, 2013 and continuing until terminated by Dr. Pecora or us for any reason or no reason upon thirty days prior written notice. Dr. Pecora received an option to purchase 23,530 shares of our common stock at an exercise price of $1.53 per share. One-quarter of this option vested on the grant date and the remainder vests in equal monthly installments over 36 months commencing March 1, 2013, subject to Mr. Pecora’s continuing to perform advisory services for us.

Our Board believes Dr. Pecora’s perspective and experience as a physician, Professor of Medicine and senior executive in the life sciences industry, as well as his educational background, provides him with the qualifications and skills to serve as a director.

Douglas E. Onsi, J.D. has served as a member of our Board since July 2012, and has served as Managing Director of HealthCare Ventures since August 2007. Prior to this, Mr. Onsi was at Genzyme Corporation, or Genzyme, where he served in roles as Vice President, Campath Product Operations and Portfolio Management, Oncology from 2005 to 2007 and as Vice President, Business Development from 2004 to 2005. Prior to joining Genzyme, Doug was Chief Financial Officer of Tolerx, Inc., a venture capital funded biotechnology company, from 2001 to 2004. Before joining Tolerx, Inc., he was involved in business development at LeukoSite, a publicly traded biopharmaceutical company that was acquired by Millennium Pharmaceuticals, Inc., from 1999 to 2000. He began his career as an attorney at Bingham Dana LLP.

Mr. Onsi currently serves as a member of the board of directors of the following HealthCare Ventures portfolio companies: Anexon, Inc. (2009 to present), Apofore Corporation (2011 to present), HealthCare Pharmaceuticals, Inc. (2010 to present), Potentia Pharmaceuticals, Inc. (2008 to present), Adheron Therapeutics, Inc. (formerly Synovex Corporation) (2008 to present), Tensha Therapeutics, Inc. (2011 to present) and Vaxxas Pty Ltd. (2011 to present), and previously served as a member of the board of directors of Shape Pharmaceuticals, Inc. (2008 to 2014), Apellis, Inc. (2009 to 2013) and Oriel Therapeutics, Inc. (January 2010 to September 2010) (acquired by Sandoz, a division of the Novartis Group, in 2010). Mr. Onsi is a member of the business and scientific advisory board for FastForward, LLC, a subsidiary of the National Multiple Sclerosis Society, and was a member of the Cornell University Council. He received a Juris Doctor degree from the University of Michigan Law School and a B.S. in biological sciences from Cornell University.

Our Board believes Mr. Onsi’s perspective and experience as an investor, senior executive in the life sciences industry, and board member, as well as his educational background, provides him with the qualifications and skills to serve as a director.

Members of the Board Continuing in Office for a Term Expiring at the 2016 Annual Meeting

J. Kevin Buchi has served as our President, Chief Executive Officer and Director since August 2013. Prior to joining us, from May 2012 through August 2013, Mr. Buchi served as a member of the board of directors on the companies referenced below. Mr. Buchi was Corporate Vice President, Global Branded Products at Teva Pharmaceutical Industries, or Teva, from October 2011 to May 2012 and Chief Executive Officer of Cephalon, Inc., or Cephalon, from December 2010 through October 2011 prior to Teva’s acquisition of Cephalon in October 2011.

Mr. Buchi joined Cephalon in 1991 and also held the positions of Chief Financial Officer from 1996 through December 2009 and Chief Operating Officer from January 2010 through December 2010.

Mr. Buchi currently serves on the board of directors of Alexza Pharmaceuticals, Inc. (NASDAQ: ALXA) (2013 to present), Benitec Biopharma Ltd. (ASX: BLT) (2013 to present), EPIRUS Biopharmaceuticals, Inc. (2013 to present), Forward Pharma A/S (NASDAQ: FWP) (2012 to present) and Stemline Therapeutics, Inc. (NASDAQ: STML) (2012 to present). Mr. Buchi graduated from Cornell University with a B.A. in chemistry in 1976 and received a Masters of Management from the J.L. Kellogg Graduate School of Management at Northwestern University in 1980.

Our Board believes Mr. Buchi’s perspective and experience as a senior executive in our industry, as well as his depth of operating and board experience in our industry, provide him with the qualifications and skills to serve as a director.

Michael Steinmetz, Ph.D. has served as a member of our Board since July 2010, and has been a Managing Director of Clarus Ventures since the firm’s inception in 2005. He has over 27 years of direct industry and investment experience within the healthcare sector, including as a general partner at MPM Capital since 1997. From 1986 to 1997, Dr. Steinmetz was an executive at Hoffmann-LaRoche Inc. where he held various positions including Vice President of Pre-clinical Research and Development and Global Head of Biotechnology. Dr. Steinmetz currently serves as a member of the board of directors of Lycera Corp. (2012 to present), NovImmune SA (2008 to present), TaiGen Biotechnology Co., Ltd. (2001 to present) and VBI Vaccines (2012 to present) and previously served as a member of the board of directors of Oxford Immunotec (NASDAQ: OXFD) (2007 to 2013),Swedish Orphan Biovitrum AB (STO: SOBI) (2001 to 2011), and several privately held companies. Dr. Steinmetz obtained his Ph.D. summa cum laude from the University of Munich, Munich, Germany and held positions at the California Institute of Technology and the Basel Institute for Immunology (Switzerland).

Our Board believes Dr. Steinmetz’s perspective and experience as a research scientist, investor and senior executive in the life sciences industry, as well as his educational background, provides him with the qualifications and skills to serve as a director.

Paul J. Schmitt has served as a member of our Board since 2003, and has been a Managing Director of Novitas Capital, or Novitas, in Wayne, Pennsylvania since 1999. As Managing Director, he oversees Novitas’s interests in early stage life sciences companies. Most recently, Mr. Schmitt assumed an additional role of Acting Chief Executive Officer of Amorcyte, a former Novitas portfolio company, developing cell therapies for acute myocardial infarction. Amorcyte was merged into NeoStem in November 2010. Prior to Novitas, Mr. Schmitt was most recently Chairman, President and Chief Executive Officer of Chrysalis International Corporation (formerly known as DNX Corporation), or Chrysalis (1995 to 1999). Prior to his work at Chrysalis, Mr. Schmitt was President of Biolectron, Inc. from 1986 through 1988, which developed therapeutic devices for treating a variety of debilitating orthopedic disorders. He also has eight years of experience with the BOC Health Care Group where he served as Vice President, General Manager of Ohmeda and as Corporate Manager of Strategic Planning and Corporate Group Finance Manager from 1979 through 1988. Mr. Schmitt currently serves on the board of trustees of the Wistar Institute.

Mr. Schmitt currently serves on the boards of directors of three Novitas Capital portfolio companies: Cernostics, Inc. (June 2013 to present), Gel Med Sciences, Inc. (2000 to present) and Logical Therapeutics, Inc. (2009 to present). Mr. Schmitt also serves on the board of managers of JBS United Animal Health II LLC (August 2013 to present) and previously served on the board of directors of Amorcyte (2005 to 2010). Mr. Schmitt received his B.S. in Finance from Lehigh University in 1974, and his MBA from Rutgers University in 1979.

Our Board believes Mr. Schmitt’s perspective and experience as an investor, senior executive in the life sciences industry, and board member, as well as his educational background, provides him with the qualifications and skills to serve as a director.

Members of the Board Continuing in Office for a Term Expiring at the 2017 Annual Meeting

Douglas Reed, M.D.  has served as a member of our Board since July 2010, and has been a General Partner at Hatteras Venture Partners, or Hatteras, since 2007. Prior to Hatteras, Dr. Reed had 14 years of venture investing experience with two healthcare-focused funds, Vector Fund Management, L.P. and SR One. He has been involved in venture investment transactions for over 30 healthcare and life science companies and currently serves as the Chairman of the board of directors of Innocrin Pharmaceuticals Holdings, LLC (2014 to present). He also serves as a member of the board of directors of Viamet Pharmaceuticals, Inc. (2007 to present), SpineAlign Medical, Inc. (2008 to present), Southeast BIO (2009 to present), Coferon, Inc. (2012 to present), NeuroTronik Holdings Limited (2013 to present), Sideris Pharmaceuticals, Inc. (2013 to present), and during the previous five years has served as a member of the board of directors of PhaseBio Pharmaceuticals, Inc. (2007 to 2009), Embrella Cardiovascular Inc. (2009 to 2011) (acquired by Edwards Lifesciences Corporation in 2011) and CGI Pharmaceuticals, Inc. (2001 to 2010) (acquired by Gilead Sciences, Inc. in 2010). In addition to his venture investing experience, Dr. Reed also has prior operational experience, having served as Vice President of Business Development for two publicly traded biotechnology companies, GelTex Pharmaceuticals, Inc. (acquired by Genzyme General, the biotechnology division of Genzyme Corporation) and NPS Pharmaceuticals, Inc. Dr. Reed earned both a B.A. in biology and an M.D. from the University of Missouri-Kansas City and an MBA from the Wharton School of the University of Pennsylvania. He is a board certified neuro-radiologist and has held faculty positions in the Department of Radiology at the University of Washington and Yale University.

Our Board believes Dr. Reed’s perspective and experience as a physician, investor, senior executive in the life sciences industry, and board member, as well as his educational background, provides him with the qualifications and skills to serve as a director.

Mary Ann Gray, Ph.D. has served as a member of our Board since November 2014.  Since 2003, Dr. Gray has served as President of Gray Strategic Advisors, LLC, which provides strategic consulting services to the biotechnology industry.  Dr. Gray had 11 years of financial experience as an investment analyst and portfolio manager in the health care and biotechnology industries with Federated Kaufmann Fund, Raymond James & Associates, Warburg Dillon Read, and Kidder Peabody & Company.  In addition, she had 8 years of scientific experience as a Senior Scientist with Schering Plough Research and NeoRx Corporation, and as a Postdoctoral associate with Yale University School of Medicine and Northwestern University School of Medicine.

Dr. Gray also serves as a member of the board of directors of ACADIA Pharmaceuticals, Inc. (NASDAQ: ACAD)  (2005 to present), Dyax Corp. (NASDAQ: DYAX) (2001 to present), and Senomyx, Inc. (NASDAQ: SNMX) (2010 to present), and during the previous five years has served as a member of the board of directors of GTC Biotherapeutics Inc. (2008 to 2009) (acquired by LFB Biotechniologies S.A.S. in 2010), Telik Inc. (2003 to 2009) and Apthera, Inc. (2009 to 2011).  Dr. Gray earned a B.S. in biology from the University of South Carolina and a Ph.D.in Pharmacology from the University of Vermont.

Our Board believes Dr. Gray’s perspective and experience as a corporate director for both public and private companies with a strong dual background as a scientist as well as an analyst and portfolio manager for over $1 billion in healthcare investments provides her with the qualifications and skills to serve as a director.

Michael Kishbauch has served as a member of our Board since November 2014.  Mr. Kishbauch served as the Chief Executive Officer and President of Achillion Pharmaceuticals, Inc., or Achillion, from July 2004 until his retirement in May 2013. Prior to Achillion, he founded and served as President and CEO of OraPharma, Inc., a publicly-traded, commercial stage pharmaceutical company focused on oral health care, which was acquired by Johnson & Johnson in 2003.  Mr. Kishbauch also held senior management positions with MedImmune, Inc. (1992 to 1995) and Ciba-Geigy (1982 to 1992). He also serves as a member of the board of directors of Achillion (NASDAQ: ACHN) (2004 to present) and Progenics Pharmaceuticals, Inc. (NASDAQ: PGNX) (2013 to present). Mr. Kishbauch earned a B.A. in biology from Wesleyan University and an MBA from the Wharton School of the University of Pennsylvania.

Our Board believes Mr. Kishbauch’s perspective and experience as a senior business executive in the pharmaceutical, biotechnology, consumer packaged goods and agency businesses with significant product launch experience provides him with the qualifications and skills to serve as a director.

Director Independence

Our Board has determined that all of our directors except J. Kevin Buchi are independent within the meaning of Section 5605(a)(2) of the NASDAQ Stock Market Rules and Rule 10A-3 under the Securities Act of 1933, as amended, or the Securities Act, that Douglas Reed, Paul J. Schmitt and Mary Ann Gray meet the additional test for independence for audit committee members imposed by SEC regulations and Section 5605(c)(2)(A) of the NASDAQ Stock Market Rules and that Douglas E. Onsi, Michael Kishbauch and Michael Steinmetz meet the additional test for independence for compensation committee members imposed by Section 5605(d)(2) of the NASDAQ Stock Market Rules.  The Board is responsible for ensuring that independent directors do not have a material relationship with us or any of our affiliates or any of our executive officers or his or her affiliates.

Board Leadership Structure and Risk Oversight

The Company seeks to maintain an appropriate balance between management and the Board. Our Board does not have a policy regarding the separation of the offices of Chairman of the Board and Chief Executive Officer.  Our Board believes that it is important to retain the flexibility to combine or separate the responsibilities of the offices of Chairman of the Board and Chief Executive Officer, as from time to time it may be in the best interests of the Company.

In March 2013, the Board named Mr. Pecora as Chairman.  The Board believes that presently it is in the best interests of the Company that the positions of Chairman of the Board and Chief Executive Officer are separate.  This policy allows the Chief Executive Officer to focus primarily on leading the day-to-day operations of the Company while the Chairman can focus on leading the Board in the performance of its duties.  The Board acknowledges that there may be circumstances in the future when it is in the best interests of the Company to combine the positions of Chairman of the Board and Chief Executive Officer.

The Board is obligated to conduct periodic executive sessions of the directors without those directors who are also executive officers of the Company. These directors shall designate one director to preside at each session, although it need not be the same director at each session. The Chairman of the Board, as long as he or she is not a member of management, will chair these meetings.

Management regularly reports on any potential material risks to the Company at each regularly scheduled Board meeting.  Our Chief Executive Officer and Chief Financial Officer provide these routine reports.  Management reports regularly to the full Board, which also considers the Company’s risk factors.  While the Board oversees the Company’s risk management, Company management is responsible for day-to-day risk management processes.  We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

Corporate Governance — Board and Committees

Our Board is responsible for the supervision of our overall affairs. Our Board met on 10 occasions during the year ended December 31, 2014.  Regularly scheduled executive sessions of the Board’s independent directors were held as well.  Each then current director attended at least 75% of all Board and applicable committee meetings during 2014.  Directors are strongly encouraged, but not required, to attend the Annual Meeting.  One of our directors attended the Company’s 2014 Annual Meeting of Stockholders.

Board Committees

Our Board has a standing Audit Committee, compensation committee, or the Compensation Committee, and nominating and corporate governance committee, or the Nominating Committee .  Our Audit Committee consists of Douglas Reed, Mary Ann Gray and Paul J. Schmitt, with Mary Ann Gray serving as chairwoman. Our Compensation Committee consists of Douglas E. Onsi, Michael Kishbauch and Michael Steinmetz, with Michael Kishbauch serving as chairman. Our Nominating Committee consists of Michael Steinmetz, Michael Kishbauch and Douglas E. Onsi, with Douglas E. Onsi serving as chairman.

In compliance with the NASDAQ Stock Market Rules, all of the members of our Audit, Compensation and Nominating Committees are independent.

Audit Committee

The Audit Committee operates under a charter adopted by the Board that governs its responsibilities. Copies of the Audit Committee charter can be obtained free of charge from the Company’s website, www.tlog.com, or by contacting the Company to the attention of the Secretary at our offices at TetraLogic Pharmaceuticals Corporation, 343 Phoenixville Pike, Malvern, PA 19355.

The primary purpose of our Audit Committee is to assist the Board in the oversight of the integrity of our accounting and financial reporting process, the audits of our financial statements, and our compliance with legal and regulatory requirements. The functions of our Audit Committee include, among other things:

•                                          hiring the independent registered public accounting firm to conduct the annual audit of our financial statements and monitoring its independence and performance;

•                                          reviewing and approving the planned scope of the annual audit and the results of the annual audit;

•                                          pre-approving all audit services and permissible non-audit services provided by our independent registered public accounting firm;

•                                          reviewing the significant accounting and reporting principles to understand their impact on our financial statements;

•                                          reviewing our internal financial, operating and accounting controls with management, our independent registered public accounting firm and our internal audit provider;

•                                          reviewing with management and our independent registered public accounting firm, as appropriate, our financial reports, earnings announcements and our compliance with legal and regulatory requirements;

•                                          reviewing potential conflicts of interest under and violations of our Code of Business Conduct and Ethics;

•                                          establishing procedures for the treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and confidential submissions by our employees of concerns regarding questionable accounting or auditing matters;

•                                          reviewing and approving related party transactions; and

•                                          reviewing and evaluating, at least annually, our Audit Committee’s charter.

With respect to reviewing and approving related party transactions, our Audit Committee reviews related-party transactions for potential conflicts of interests or other improprieties. Under SEC rules, related-party transactions are those transactions to which we are or may be a party in which the amount involved exceeds $120,000, and in which any of our directors or executive officers or any other related person had or will have a direct or indirect material interest, excluding, among other things, compensation arrangements with respect to employment and board membership. Our Audit Committee could approve a related party transaction if it determines that the transaction is in our best interests. Our directors are required to disclose to this committee or the full Board any potential conflict of interest, or personal interest in a transaction that our board is considering. Our executive officers are required to disclose any related party transaction to the Audit Committee. We also poll our directors on an annual basis with respect to related party transactions and their service as an officer or director of other entities. Any director involved in a related party transaction that is being reviewed or approved must recuse himself or herself from participation in any related deliberation or decision. Whenever possible, the transaction should be approved in advance and if not approved in advance, must be submitted for ratification as promptly as practical.

The financial literacy requirements of the SEC require that each member of our Audit Committee be able to read and understand fundamental financial statements. In addition, at least one member of our Audit Committee is qualified as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act, and has financial sophistication in accordance with the NASDAQ Stock Market Rules. Our Board has determined that Mary Ann Gray qualifies as an audit committee financial expert.  For the relevant experience of Dr. Gray that qualifies her as an audit committee financial expert, please see her biographical information under “Biographical and Other Information Regarding the Company’s Directors—Members of the Board Continuing in Office for a Term Expiring at the 2017 Annual Meeting.”

The Audit Committee met seven times in 2014.

Both our independent registered public accounting firm and management periodically will meet privately with our Audit Committee. For information on audit fees, see “Proposal 2: Ratification of Independent Registered Public Accounting Firm.”

Compensation Committee

The Compensation Committee operates under a formal charter adopted by the Board that governs its responsibilities. Copies of the Compensation Committee charter can be obtained free of charge from the Company’s website, www.tlog.com, or by contacting the Company to the attention of the Secretary at our offices at TetraLogic Pharmaceuticals Corporation, 343 Phoenixville Pike, Malvern, PA 19355.

The primary purpose of our Compensation Committee is to assist our Board in exercising its responsibilities relating to compensation of our executive officers and employees and to administer our equity compensation and other benefit plans. In carrying out these responsibilities, this committee reviews all components of executive officer and employee compensation for consistency with its compensation philosophy, as in effect from time to time. The functions of our Compensation Committee include, among other things:

•                                          designing and implementing competitive compensation policies to attract and retain key personnel;

•                                          reviewing and formulating policy and determining the compensation of our executive officers and employees;

•                                          reviewing and recommending to our Board the compensation of our directors;

•                                          administering our equity incentive plans and granting equity awards to our employees and directors under these plans;

•                                          if required from time to time, reviewing with management our disclosures under the caption “Compensation Discussion and Analysis” and recommending to the full board its inclusion in our periodic reports to be filed with the SEC;

•                                          if required from time to time, preparing the report of the Compensation Committee to be included in our annual proxy statement;

•                                          engaging compensation consultants or other advisors it deems appropriate to assist with its duties; and

•                                          reviewing and evaluating, at least annually, our Compensation Committee’s charter.

The Compensation Committee may, in its discretion, invite the Chief Executive Officer to be present during the approval of, or deliberations with respect to, other executive officer compensation. Our Compensation Committee may delegate to one or more of our executive offices the power to grant options or other stock awards pursuant to such equity-based plan to employees who are not our directors or executive officers.  Our Compensation Committee may also form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances.

The Compensation Committee met four times in 2014.

Nominating Committee

The Nominating Committee operates under a formal charter adopted by the Board that governs its responsibilities. Copies of the Nominating Committee charter can be obtained free of charge from the Company’s website, www.tlog.com, or by contacting the Company to the attention of the Secretary at our offices at TetraLogic Pharmaceuticals Corporation, 343 Phoenixville Pike, Malvern, PA 19355.

The primary purpose of our Nominating Committee is to assist our Board in promoting the best interests of the Company and our stockholders through the implementation of sound corporate governance principles and practices. The functions of our Nominating Committee include, among other things:

•                                          identifying, reviewing and evaluating candidates to serve on our board;

•                                          determining the minimum qualifications for service on our board;

•                                          developing and recommending to our board an annual self-evaluation process for our board and overseeing the annual self-evaluation process;

•                                          developing, as appropriate, a set of corporate governance principles, and reviewing and recommending to our board any changes to such principles;

•                                          developing and recommending to our Board a succession plan for our senior executives and overseeing the annual review of such plan; and

•                                          periodically reviewing and evaluating our Nominating Committee’s charter.

While the Nominating Committee does not have a formal diversity “policy,” the Nominating Committee recommends candidates based upon many factors, including the diversity of their business or professional experience, the diversity of their background and their array of talents and perspectives. We believe that the Nominating Committee’s existing nominations process is designed to identify the best possible nominees for the Board, regardless of the nominee’s gender, racial background, religion, or ethnicity.  The Nominating Committee identifies candidates through a variety of means, including recommendations from members of the Board and suggestions from our management including our Chief Executive Officer. In addition, the Nominating Committee considers candidates recommended by third parties, including stockholders.  The Nominating Committee gives the same consideration to candidates recommended by stockholders as those candidates recommended by members of our Board.  Stockholders wishing to recommend director candidates for consideration by the Nominating Committee may do so by writing to our Secretary and giving the recommended candidate’s name, biographical data and qualifications.  Nominees should have a reputation for integrity, honesty and adherence to high ethical standards, should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company, should be willing and able to contribute positively to the decision-making process of the Company, should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees, should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders, should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director.  Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.  The value of diversity on the Board should be considered.  Nominees should normally be able to serve for at least five years before reaching the age of 70.

The Nominating Committee met two times in 2014.

Compensation Committee Interlocks and Insider Participation

During 2014 and as of the date of this Proxy Statement, no member of our Compensation Committee has ever been an executive officer or employee of ours and no executive officer of the Company currently serves, or has served during the last completed year, on the Board, Compensation Committee or other committee serving an equivalent function, of any other entity that has one or more officers serving as a member of our Board or Compensation Committee.

On April 14, 2014, we acquired by merger 100% of Shape Pharmaceuticals, Inc., or Shape.  Shape was a development stage pharmaceutical company developing SHAPE, a novel, tissue-targeted HDAC inhibitor in a topical gel formulation to treat stage IA-IIA Cutaneous T-Cell Lymphoma (CTCL).  The acquisition date fair value of consideration transferred totaled $13.0 million, all of which was in cash.  A member of our Compensation Committee, Douglas E. Onsi, also served as Chief Executive Officer and a member of the Board of Directors of Shape.

Stockholder Communications with the Board

Stockholders who wish to communicate directly with the Board, or with a particular director, may send a letter addressed to our Secretary at TetraLogic Pharmaceuticals Corporation, 343 Phoenixville Pike, Malvern, PA 19355. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder Board Communication” or “Stockholder Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the directors addressed. If a stockholder wishes the communication to be confidential, such stockholder must clearly indicate on the envelope that the communication is “confidential.” The Secretary will then forward such communication, unopened, to the directors, or director, specified on the envelope, or if none, to the Chairman of the Board.

Code of Business Conduct and Ethics for Employees, Executive Officers and Directors

Our Board has adopted a Code of Business Conduct and Ethics applicable to all of our employees, executive officers and directors. The Code of Business Conduct and Ethics outlines the principles, policies and laws that govern our activities and establishes guidelines for conduct in the workplace. Every employee, executive officer and director is required to read the Code of Business Conduct and Ethics annually. The Audit Committee of our Board is responsible for overseeing the Code of Business Conduct and Ethics and must approve any waivers of the Code of Business Conduct and Ethics for employees, executive officers or directors. We expect that any amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements, will be disclosed on our website.  Copies of the Code of Business Conduct and Ethics can be obtained free of charge from the Company’s website, www.tlog.com, or by contacting the Company to the attention of the Secretary at our offices at TetraLogic Pharmaceuticals Corporation, 343 Phoenixville Pike, Malvern, PA 19355.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board assists the Board in performing its oversight responsibilities for our financial reporting process and audit process as more fully described in the Audit Committee’s charter. Management has the primary responsibility for the financial statements and the reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), or the PCAOB, and to issue a report thereon.

In the performance of its oversight function, the audit committee has reviewed and discussed our audited consolidated financial statements for the year ended December 31, 2014 with management and with our independent registered public accounting firm. In addition, the Audit Committee has discussed the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication With Audit Committees” (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the PCAOB in Rule 3200T, which includes, among other items, matters related to the conduct of the audit of our financial statements, with Ernst & Young LLP, our independent registered public accounting firm for the year ended December 31, 2014. The Audit Committee has also received and reviewed the written disclosures and the letter from Ernst & Young LLP required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence (which relates to the independent registered public accounting firm’s  independence from us) and has discussed with Ernst & Young LLP their independence from us.  We have also considered whether the non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.

Based on the review and discussions referenced above, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014.

Audit Committee:
Mary Ann Gray, Ph.D., Chairwoman
Douglas Reed, M.D.

Paul J. Schmitt

The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act or the Exchange Act of 1934, as amended, or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of March 20, 2015 (except where otherwise noted) by:

•                                          each of our named executive officers (as that term is defined later in this Proxy Statement under the heading “Executive and Director Compensation”);

•                                          each of our directors and our nominee for director;

•                                          all directors and current executive officers as a group; and

•                                          each stockholder known by the Company to own beneficially more than 5% of our common stock.

Percentage ownership in the following table is based on 23,315,086 shares of common stock outstanding as of March 20, 2015. We have determined beneficial ownership in the table in accordance with the rules of the SEC. In computing the number of shares beneficially owned by any person or group of persons and the percentage ownership of that person or group, shares of common stock subject to options and warrants held by such person or group of persons that are currently exercisable, or will become exercisable by May 30, 2015, are deemed to be beneficially owned by such person and outstanding for the calculation of such person’s percentage ownership. However, we have not deemed these shares to be outstanding for computing the percentage ownership of any other person. To our knowledge, except as set forth in the footnotes following the table, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of common stock shown as beneficially owned by such stockholder.

	Number of Shares		Percentage of Shares
Name and Address of Beneficial Owner	Beneficially Owned		Beneficially Owned
5% or greater stockholders:

Clarus Life Sciences II, L.P.(1) 101 Main Street, Suite 1210 Cambridge, MA 02142	4,644,705	(2)	19.9%

HealthCare Ventures VII, L.P.(3) c/o HealthCare Ventures 47 Thorndike Street, Suite B1-1 Cambridge, MA 02141	2,617,099	(4)	11.2%

Pfizer Inc. c/o Pfizer Venture Investments 235 E. 42nd Street New York, NY 10017	1,548,241	(5)	6.6%

Novitas Capital III, L.P.(6) 435 Devon Park Drive, Suite 801 Wayne, PA 19087	1,537,641	(7)	6.6%

Hatteras Venture Partners and associates(8) 280 S. Mangum St., Suite 350 Durham, NC 27701	1,209,742	(9)	5.2%

Directors, Director Nominees and Executive Officers:
Andrew Pecora, M.D.(10)	148,777		*
Douglas E. Onsi(3)	2,631,266		11.3%
Douglas Reed, M.D.(8)	1,223,909	(9)	5.4%
Paul J. Schmitt(6)	1,571,808	(7)	6.7%
Michael Steinmetz, Ph.D.(1)	4,658,872	(2)	20.0%
Mary Ann Gray., Ph.D.(11)	8,056		*
Michael Kishbauch.(12)	8,056		*
J. Kevin Buchi(13)	1,113,407		4.6%
Lesley Russell(14)	413,847		1.8%
Pete A. Meyers(15)	542,738		2.3%
C. Glenn Begley(16)	311,973		1.3%
Richard L. Sherman(17)	259,101		1.1%
All current executive officers and directors as a group (12 persons)	12,891,810		51.6%

* Denotes less than one percent of class.

(1)                                 Dr. Steinmetz, a member of our Board, is a Managing Director of Clarus Life Sciences II, LP and thereby has voting and investment power over shares of our common stock owned by Clarus Life Sciences II, LP. Dr. Steinmetz disclaims beneficial ownership of shares beneficially owned by Clarus Life Sciences II, LP.  Dr. Steinmetz’s beneficial ownership also includes 14,167 shares of common stock issuable in respect of options that are exercisable within 60 days of March 31, 2015.

(2)                                 This information is provided in reliance upon information included in a Schedule 13D/A filed with the SEC on February 13, 2015.  Consists of: (a) 4,644,705 shares of common stock beneficially owned by Clarus Life Sciences II, L.P., (b) 4,644,705 shares of common stock beneficially owned by Clarus Ventures II GP, L.P., (c) 4,644,705 shares of common stock beneficially owned by Clarus Ventures II, LLC, (d) 4,644,705 shares of common stock beneficially owned by Robert Liptak, (e) 4,644,705 shares of common stock beneficially owned by Nicholas Simon, (f) 4,644,705 shares of common stock beneficially owned by Nicholas Galakatos, (g) 4,644,705 shares of common stock beneficially owned by Dennis Henner, (h) 4,644,705 shares of common stock beneficially owned by Kurt Wheeler, and (i) 4,644,705 shares of common stock beneficially owned by Michael Steinmetz.

(3)                                 Mr. Onsi, a member of our Board, is a limited partner of HealthCare Partners VII, L.P., the general partner of HealthCare Ventures VII, L.P. Mr. Onsi advises HealthCare Ventures VII, L.P. with respect to voting and investment decisions relating to the shares of our common stock owned by HealthCare Ventures VII, L.P. but does not have voting and investment power over such shares. Mr. Onsi disclaims beneficial ownership of the shares of capital stock beneficially owned by HealthCare Ventures VII, L.P..  Mr. Onsi’s beneficial ownership includes 14,167 shares of common stock issuable in respect of options that are exercisable within 60 days of March 31, 2015.

(4)                                 This information is provided in reliance upon information included in a Schedule 13D filed with the SEC on December 26, 2013.  Consists of: (a) 2,617,099 shares of common stock beneficially owned by HealthCare Ventures VII, L.P., (b) 2,617,099 shares of common stock beneficially owned by HealthCare Partners VII, L.P., (c) 2,617,099 shares of common stock beneficially owned by James H. Cavanaugh, Ph.D., (d) 2,617,009 shares of common stock beneficially owned by Harold R. Werner, (e) 2,617,099 shares of common stock beneficially owned by John W. Littlechild, (f) 2,617,099 shares of common stock beneficially owned by Christopher Mirabelli, Ph.D., and (g) 2,617,099 shares of common stock beneficially owned by Augustine Lawlor.

(5)                                 This information is provided in reliance upon information originally included in a Schedule 13G filed with the SEC on February 13, 2014, and updated with Pfizer on March 13, 2015.

(6)                                 Mr. Schmitt, a member of our Board, is a partner at Novitas Capital III L.P. and thereby has voting and investment power over shares of our common stock owned by Novitas Capital III L.P. Mr. Schmitt disclaims beneficial ownership of shares beneficially owned by Novitas Capital III L.P..  Also includes: (a) 10,000 shares of common stock owned by Paul Schmitt, (b) 10,000 shares of common stock owned by Sharon Z. Schmitt, in which Mr. Schmitt disclaims beneficial ownership, and (c) 14,167 shares of common stock issuable in respect of options that are exercisable within 60 days of March 31, 2015.

(7)                                 This information is provided in reliance upon information included in a Schedule 13G filed with the SEC on December 27, 2013.  Consists of: (a) 1,537,641 shares of common stock beneficially owned by Novitas Capital III, L.P., (b) 1,537,641 shares of common stock beneficially owned by Novitas Capital III GP, LP, (c) 1,537,641 shares of common stock beneficially owned by Novitas Capital III GP Manager, LLC, (d) 1,537,641 shares of common stock beneficially owned by Michael Bolton, (e) 1,537,641 shares of common stock beneficially owned by Paul J. Schmitt, and (f) 1,537,641 shares of common stock beneficially owned by Stephen Barnes.

(8)                                 Dr. Reed, a member of our Board, is a General Partner in Hatteras Venture Partners III, LP and Hatteras Venture Affiliates III, LP, and thereby has voting and investment power over such shares of our common stock held by Hatteras Venture Partners III, LP and Hatteras Venture Affiliates III, LP. Mr. Reed disclaims beneficial ownership of shares beneficially owned by Hatteras Venture Partners III, LP and Hatteras Venture Affiliates III, LP.  Dr. Reed’s beneficial ownership includes 14,167 shares of common stock issuable in respect of options that are exercisable within 60 days of March 31, 2015.

(9)                                 This information is provided in reliance upon information included in a Schedule 13G filed with the SEC on December 27, 2013.  Consists of: (a) 1,209,742 shares of common stock beneficially owned by Hatteras Venture Advisors III, LLC, (b) 1,209,742 shares of common stock beneficially owned by Hatteras Venture Partners III, L.P., (c) 1,209,742 shares of common stock beneficially owned by Hatteras Venture Affiliates III, L.P., (d) 1,209,742 shares of common stock beneficially owned by John C. Crumpler, (e) 1,209,742 shares of common stock beneficially owned by Robert A. Ingram, (f) 1,209,742 shares of common stock beneficially owned by Kenneth B. Lee, (g) 1,209,742 shares of common stock beneficially owned by Clay B. Thorp, and (h) 1,209,742 shares of common stock beneficially owned by Douglas Reed, M.D.

(10)                          Includes: (a) 20,000 shares of common stock held by Andrew Pecora, (b) 16,176 shares of restricted common stock held by Andrew Pecora, (c) 48,654 shares of common stock held by Pecora & Co., LLC, (d) 61,811 shares of common stock issuable upon the exercise of options within 60 days of March 31, 2015, and (e) 2,136 shares of common stock issuable upon the exercise and full conversion of warrants to purchase equity securities of the Company held by Pecora & Co., LLC.

Andrew Pecora is the Chairman of Pecora & Co., LLC and has voting and investment power over such shares of our common stock held by Pecora & Co., LLC.

(11)                          Includes 8,056 shares of common stock issuable in respect of options that are exercisable within 60 days of March 31, 2015.

(12)                          Includes 8,056 shares of common stock issuable in respect of options that are exercisable within 60 days of March 31, 2015.

(13)                          Includes (a) 325,714 shares of common stock held by Mr. Buchi, (b) 150,000 shares of restricted stock granted to Mr. Buchi on January 28, 2015, and (c) 637,693 shares of common stock issuable in respect of options that are exercisable within 60 days of March 31, 2015.

(14)                          Includes (a) 20,000 shares of common stock held by Dr. Russell, (b) 75,000 shares of restricted stock granted to Dr. Russell on January 28, 2015, and (c) 318,847 shares of common stock issuable in respect of options that are exercisable within 60 days of March 31, 2015.

(15)                          Includes (a) 148,891 shares of common stock held by Mr. Meyers, (b) 75,000 shares of restricted stock granted to Mr. Meyers on January 28, 2015, and (c) 318,847 shares of common stock issuable in respect of options that are exercisable within 60 days of March 31, 2015.

(16)                          Includes (a) 199,334 shares of common stock held by Dr. Begley, (b) 75,000 shares of restricted stock granted to Dr. Begley on January 28, 2015, and (c) 37,639 shares of common stock issuable in respect of options that are exercisable within 60 days of March 31, 2015.

(17)                          Includes (a) 75,000 shares of restricted stock granted to Mr. Sherman on January 28, 2015, and (c) 184,101 shares of common stock issuable in respect of options that are exercisable within 60 days of March 31, 2015.

EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages, except for Mr. Buchi, whose biography is included under the heading “Biographical and Other Information Regarding the Company’s Directors—Members of the Board Continuing in Office for a Term Expiring at the 2016 Annual Meeting”:

Name	Age	Position(s)

J. Kevin Buchi	59	President, Chief Executive Officer and Director

Pete A. Meyers	45	Chief Financial Officer and Treasurer

Lesley Russell, M.B.Ch.B., M.R.C.P	54	Chief Operating Officer and Chief Medical Officer

C. Glenn Begley, M.B.B.S., Ph.D., F.R.A.C.P., F.R.C.P.A., F.R.C.Path	59	Chief Scientific Officer and Senior Vice President, Research & Development

Richard L. Sherman, J.D	68	Senior Vice President, Strategic Transactions, General Counsel and Secretary

Pete A. Meyers joined us in August 2013 as Chief Financial Officer and was appointed as Treasurer in September 2013. Prior to joining us, Mr. Meyers worked in health care investment banking for 18 years, most recently as Managing Director/Co-Head of Global Health Care Investment Banking at Deutsche Bank Securities Inc., or Deutsche Bank Securities, where he worked in various roles from March 2005 to January 2013. From February 2013 to July 2013, Mr. Meyers took time off to pursue opportunities outside of the investment banking industry. Prior to joining Deutsche Bank Securities in 2005, Mr. Meyers held the position of Managing Director, Health Care Investment Banking, at Credit Suisse LLC. Among other experience, he also served as Vice President, Health Care Mergers and Acquisitions at Dillon, Read & Co. (and successor firms). Mr. Meyers currently serves on the board of directors of Prima BioMed Ltd (ASX: PRR; NASDAQ: PBMD) (2014 to present). Mr. Meyers graduated from Boston College with a B.S. in finance in 1991 and received an MBA from Columbia Business School in 1995.

Lesley Russell, M.B.Ch.B., M.R.C.P. joined us in August 2013 as Chief Operating Officer and also became Chief Medical Officer in February 2014. Prior to joining us, from June 2012 through August 2013, Dr. Russell was a consultant to a number of pharmaceutical companies. She served as Senior Vice President and Head of Research and Development for Global Branded Products at Teva from October 2011 to June 2012. Prior to this position, she was Executive Vice President and Chief Medical Officer at Cephalon from September 2006 to October 2011. Dr. Russell joined Cephalon in 2000 and held various positions of increasing responsibility, including Head of Clinical Research and Medical Affairs, prior to becoming Cephalon’s Chief Medical Officer in September 2006. Before joining Cephalon in 2000, Dr. Russell held positions of increasing responsibility at Amgen Limited (U.K.), Lilly Industries Limited (U.K.) and U.S. Bioscience (acquired by MedImmune, LLC, or MedImmune, now a part of AstraZeneca). Dr. Russell currently serves on the board of directors of Amag Pharmaceuticals, Inc. (NASDAQ: AMAG) (2009 to present) and Endocyte (NASDAQ: ECYT) (2013 to present). Dr. Russell received a M.B.Ch.B. from the University of Edinburgh, Scotland, U.K. in 1984 and obtained her post-graduate qualification, M.R.C.P., as a Member of the Royal College of Physicians in 1987.

C. Glenn Begley, M.B.B.S., Ph.D., F.R.A.C.P., F.R.C.P.A., F.R.C.Path. joined us as Senior Vice President, Research and Development in August 2012 and was named Chief Scientific Officer in July 2013. Prior to joining us, from January 2012 through July 2012, Dr. Begley served as an advisor to several emerging biotechnology companies. From January 2002 to January 2012, he was Vice-President and Global Head of Hematology and Oncology Research at Amgen. He joined Amgen in 2002, and was responsible for building the Hematology and Oncology research program. He also had scientific responsibility for marketed Amgen products which involved preparation and presentations at multiple FDA face-to-face meetings and FDA Drug Advisory Committee meetings. Before joining Amgen, he had over 20 years of clinical experience in medical oncology and hematology. Dr. Begley held leadership and research positions at The Walter and Eliza Hall Institute of Medical Research in Melbourne, Australia, including Head, Human Leukemia Laboratory and Senior Principal Research Fellow, among other experiences in medical research. His prior clinical practice includes positions as Medical Oncologist and Director, Bone Marrow Research Laboratories at the Royal Melbourne Hospital, Melbourne, Australia. Dr. Begley currently serves as a member of the board of directors of Oxford Bio Therapeutics Ltd. (2012 to present). He previously served on the board of directors, and as Chair of the scientific advisory board, of Cyterix Pharmaceuticals Inc.  Dr. Begley is board certified in Australia as a Medical Oncologist (F.R.A.C.P.), and Laboratory Hematologist (F.R.C.P.A., Australia; F.R.C.Path, United Kingdom). He received his medical degree, M.B.B.S., in 1978 and a Ph.D. in cellular and molecular biology in 1986, each from the University of Melbourne. He has published over 200 scientific papers and was elected to the prestigious Association of American Physicians in 2008.

Richard L. Sherman, J.D. joined us as General Counsel in November 2012 and previously provided consulting services to us as Vice President, Strategic Partnering and Transactions at Malvern Consulting Group from February 2012 through October 2012. He was appointed as Secretary in September 2013. Prior to joining us, Mr. Sherman served as General Counsel at Actinium Pharmaceuticals, Inc. from June 2004 through September 2012 and General Counsel at Hawaii Biotech, Inc., or Hawaii Biotech, from January 2002 through July 2010. From 1992 through 2001, he was the founder and managing officer of QED Technologies, L.P., a life science business consulting firm purchased in 1999 by The Omnicom Group. Mr. Sherman was a partner in the law firm of Pepper, Hamilton & Scheetz (now Pepper Hamilton LLP) from 1990 through 1992. He also spent more than a decade as Deputy General Counsel of SmithKline Beckman Corporation (now GlaxoSmithKline), from 1976 through 1989.

Mr. Sherman is also a principal in a private Small Business Investment Company investment fund, CIP Capital L.P., and a venture partner in the SCP/Vitalife family of funds in suburban Philadelphia. Mr. Sherman currently serves as a member of the board of directors of Hawaii Biotech (2005 to present) and Immunomedics, Inc. (NASDAQ: IMMU) (August 2013 to present) and formerly served as a member of the board of directors of Functional Technologies, Inc. (May 2011 to June 2013) and Leversense LLC (March 2011 to February 2013). He graduated magna cum laude with a B.A. in political science and economics from the University of Nebraska in 1968, where he was elected to Phi Beta Kappa. As a Root-Tilden Scholar at the New York University School of Law, he received his Juris Doctor degree in 1971.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth certain information regarding compensation earned for 2013 and 2014.

				Option	All Other
Name	Year	Salary	Bonus (1)	Awards ($) (2)	Compensation ($) (3)	Total ($)

J. Kevin Buchi	2014	450,000	112,500	—	1,032	563,532
President, Chief Executive Officer, and Director	2013	175,647		5,039,733	344	5,215,724

Pete A. Meyers	2014	365,000	73,000	—	360	438,360
Chief Financial Officer and Treasurer	2013	141,210		2,575,234	80	2,716,524

Lesley Russell, M.B.ChB., M.R.C.P.	2014	365,000	73,000	—	552	438,552
Chief Operating Officer and Chief Medical Officer	2013	137,187		2,575,234	184	2,712,605

C. Glenn Begley, M.B.B.S., Ph.D., F.R.A.C.P., F.R.C.P.A., F.R.C.Path.	2014	365,000	146,000	—	1,032	512,032
Chief Scientific Officer and Senior Vice President, Research & Development	2013	336,627	75,000	352,552	1,032	765,211

Richard L. Sherman, J.D.	2014	329,839	100,000	521,782	3,048	954,669
Senior Vice President, Strategic Transactions, General Counsel and Secretary	2013	250,400	105,000	320,338	—	675,738

(1)                                 Represents annual discretionary bonus amounts paid to the executives in 2014.

(2)                                 This amount represents aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718.

(3)                                 This amount reflects the amounts we pay towards the executive officers’ life insurance coverage.

Employment Agreements

We have entered into compensatory agreements with all of our executive officers. The following is a summary of the material terms of each employment agreement.

J. Kevin Buchi

On August 12, 2013, we entered into an employment agreement with J. Kevin Buchi, our President and Chief Executive Officer, or the Buchi Employment Agreement. The principal terms of Mr. Buchi’s employment agreement are as follows:

•                  base salary of $450,000 per year;

•                  annual performance bonus in an amount up to 50.0% of base salary based upon the achievement of certain performance goals established by our board of directors, plus any discretionary bonus that may be awarded to him by our board of directors or the compensation committee of our board of directors;

•                  a non-qualified stock option to purchase 808,735 shares of our common stock granted on October 2, 2013 which became effective at our initial public offering on December 17, 2013, plus additional options to purchase 167,040 shares of our common stock granted on December 17, 2013, and 46,614 shares of our common stock granted on December 30, 2013.

Subject to Mr. Buchi’s continued employment with us on each applicable vesting date, the option awards as described above vest as follows: (i) 25.0% of the options vested on December 17, 2013, and (ii) the remaining options vest in equal monthly installments over a period of three years following their initial vesting date. All of the options will become immediately vested and exercisable upon the occurrence of any of the following: (i) a Change in Control (as defined in our 2004 Equity Incentive Plan, except that the Original Issuance Exception of such definition shall be deemed to apply to original issuances of our voting capital stock which are approved by at least a majority of our board of directors), (ii) Mr. Buchi’s death or permanent disability (as defined in the Buchi Employment Agreement), (iii) a termination by us without “cause” (as defined in the Buchi Employment Agreement) or (iv) a resignation by Mr. Buchi for “good reason” (as defined in the Buchi Employment Agreement).

Upon a termination of Mr. Buchi’s employment by us without cause or a resignation by Mr. Buchi for good reason, Mr. Buchi is eligible to receive continuation of 1.5 times his monthly base salary for 18 months, subject to his execution and delivery of a general release of claims.

Mr. Buchi is entitled to participate in all of our group welfare plans, subject to the terms and conditions applicable to such plans. Further, Mr. Buchi has executed a Confidentiality, Assignment of Inventions and Non-Competition Agreement which contains confidentiality, invention assignment covenants, and certain non-solicitation and non-competition covenants effective during his term of employment by us.

Pete A. Meyers

On August 12, 2013, we entered into an employment agreement with Pete A. Meyers, our Chief Financial Officer and Treasurer, or the Meyers Employment Agreement. The principal terms of Mr. Meyers’ employment agreement are as follows:

•                  base salary of $365,000 per year;

•                  annual performance bonus in an amount up to 40.0% of base salary based upon the achievement of certain performance goals established by our board of directors, plus any discretionary bonus that may be awarded to him by our board of directors or the compensation committee of our board of directors;

•                  a non-qualified stock option to purchase 323,494 shares of our common stock granted on October 2, 2013 which became effective at our initial public offering on December 17, 2013,  plus additional options to purchase 164,394 shares of our common stock granted on December 17, 2013, and 23,307 shares of our common stock granted on December 30, 2013.

Subject to Mr. Meyers’ continued employment with us on each applicable vesting date, the options awards as described above vest as follows: (i) 25.0% of the options vested on December 17, 2013, and (ii) the remaining options vest in equal monthly installments over a period of three years following their initial vesting date. All of the options will become immediately vested and exercisable upon the occurrence of any of the following: (i) a Change in Control (as defined in our 2004 Equity Incentive Plan, except that the Original Issuance Exception of such definition shall be deemed to apply to original issuances of our voting capital stock which are approved by at least a majority of our board of directors), (ii) Mr. Meyers’ death or permanent disability (as defined in the Meyers Employment Agreement), (iii) a termination by us without “cause” (as defined in the Meyers Employment Agreement) or (iv) a resignation by Mr. Meyers for “good reason” (as defined in the Meyers Employment Agreement).

Upon a termination of Mr. Meyers’ employment by us without cause or a resignation by Mr. Meyers for good reason, Mr. Meyers is eligible to receive continuation of 1.4 times his monthly base salary for 18 months, subject to his execution and delivery of a general release of claims.

Mr. Meyers is entitled to participate in all of our group welfare plans, subject to the terms and conditions applicable to such plans. Further, Mr. Meyers has executed a Confidentiality, Assignment of Inventions and Non-Competition Agreement which contains confidentiality, invention assignment covenants, and certain non-solicitation and non-competition covenants, which covenants are effective during his term of employment by us.

Lesley Russell

On August 12, 2013, we entered into an employment agreement with Lesley Russell, our Chief Operating Officer, or the Russell Employment Agreement. The principal terms of Dr. Russell’s employment agreement are as follows:

•                  base salary of $365,000 per year;

•                  annual performance bonus in an amount up to 40.0% of base salary based upon the achievement of certain performance goals established by our board of directors, plus any discretionary bonus that may be awarded to her by our board of directors or the compensation committee of our board of directors;

•                  a non-qualified stock option to purchase 323,494 shares of our common stock granted on October 2, 2013 which became effective at our initial public offering on December 17, 2013,  plus additional options to purchase 164,394 shares of our common stock granted on December 17, 2013, and 23,307 shares of our common stock granted on December 30, 2013.

Subject to Dr. Russell’s continued employment with us on each applicable vesting date, the option awards as described above vest as follows: (i) 25.0% of the options vested on December 17, 2013, and (ii) the remaining options vest in equal monthly installments over a period of three years following their initial vesting date. All of the options will become immediately vested and exercisable upon the occurrence of any of the following: (i) a Change in Control (as defined in our 2004 Equity Incentive Plan, except that the Original Issuance Exception of such definition shall be deemed to apply to original issuances of our voting capital stock which are approved by at least a majority of our board of directors), (ii) Dr. Russell’s death or permanent disability (as defined in the Russell Employment Agreement), (iii) a termination by us without “cause” (as defined in the Russell Employment Agreement) or (iv) a resignation by Dr. Russell for “good reason” (as defined in the Russell Employment Agreement).

Upon a termination of Dr. Russell’s employment by us without cause or a resignation by Dr. Russell for good reason, Dr. Russell is eligible to receive continuation of 1.4 times her monthly base salary for 18 months, subject to her execution and delivery of a general release of claims.

Dr. Russell is entitled to participate in all of our group welfare plans, subject to the terms and conditions applicable to such plans. Further, Dr. Russell has executed a Confidentiality, Assignment of Inventions and Non-Competition

Agreement which contains confidentiality, invention assignment covenants, and certain non-solicitation and non-competition covenants effective during her term of employment by us.

C. Glenn Begley

On August 14, 2012, we entered into an employment agreement with C. Glenn Begley, our Chief Scientific Officer and Senior Vice President, Research and Development, which was amended on August 12, 2014, together the Begley Employment Agreement. The principal terms of Dr. Begley’s employment agreement are as follows:

•                  initial base salary of $335,000 per year, subsequently adjusted to $365,000;

•                  initial annual performance bonus in an amount up to 30.0% of base salary, subsequently adjusted to 40.0% of base salary, based upon the achievement of certain performance goals established by our board of directors, plus any discretionary bonus that may be awarded to her by our board of directors or the compensation committee of our board of directors;

•                  a restricted stock grant of  141,176 shares of our common stock granted on August 14, 2012, which vested monthly through February 1, 2015.

On October 23, 2013, Mr. Begley was awarded an option to purchase 73,706 shares of our common stock.  All of the restricted stock and stock options granted to Dr. Begley will become immediately vested and exercisable upon the occurrence of any of the following: (i) a Change in Control (as defined in our 2004 Equity Incentive Plan, except that the Original Issuance Exception of such definition shall be deemed to apply to original issuances of our voting capital stock which are approved by at least a majority of our board of directors), (ii) Dr. Begley’s death or permanent disability (as defined in the Begley Employment Agreement), (iii) a termination by us without “cause” (as defined in the Begley Employment Agreement) or (iv) a resignation by Dr. Begley for “good reason” (as defined in the Begley Employment Agreement).

Upon a termination of Dr. Begley’s employment by us without cause or a resignation by Dr. Begley for good reason, Dr. Begley is eligible to receive continuation of 1.4 times his monthly base salary for 18 months, subject to his execution and delivery of a general release of claims.

Dr. Begley is entitled to participate in all of our group welfare plans, subject to the terms and conditions applicable to such plans. Further, Dr. Begley has executed a Confidentiality, Assignment of Inventions and Non-Competition Agreement which contains confidentiality, invention assignment covenants, and certain non-solicitation and non-competition covenants that remain in effect for two years following any cessation of Mr. Begley’s employment with us.

Richard L. Sherman

On April 22, 2014, we entered into an employment agreement with Richard L. Sherman, our Senior Vice President, Strategic Transactions, General Counsel and Secretary, which was amended effective March 18, 2015, or the Sherman Employment Agreement. The principal terms of Mr. Sherman’s employment agreement are as follows:

•                  base salary of $365,000 per year;

•                  annual performance bonus in an amount up to 40.0% of base salary based upon the achievement of certain performance goals established by our board of directors, plus any discretionary bonus that may be awarded to her by our board of directors or the compensation committee of our board of directors;

•                  additional one-time bonus of $100,000, inclusive of his 2013 performance bonus;

•                  a non-qualified stock option to purchase 100,000 shares of our common stock granted on April 22, 2014, which vests monthly through April 22, 2018.

All of the above options  and all other options granted to Mr. Sherman will become immediately vested and exercisable upon the occurrence of any of the following: (i) a Change in Control (as defined in our 2013 Equity Incentive Plan, except that the Original Issuance Exception of such definition shall be deemed to apply to original issuances of our voting capital stock which are approved by at least a majority of our board of directors), (ii) Mr. Sherman’s death or permanent disability (as defined in the Sherman Employment Agreement), (iii) a termination by us without “cause” (as defined in the Sherman Employment Agreement) or (iv) a resignation by Mr. Sherman for “good reason” (as defined in the Sherman Employment Agreement).

Upon a termination of Mr. Sherman’s employment by us without cause or a resignation by Mr. Sherman for good reason, Mr. Sherman is eligible to receive continuation of 1.4 times his monthly base salary for 18 months, subject to his execution and delivery of a general release of claims.

Mr. Sherman is entitled to participate in all of our group welfare plans, subject to the terms and conditions applicable to such plans. Further, Mr. Sherman has executed a Confidentiality, Assignment of Inventions and Non-Competition Agreement which contains confidentiality, invention assignment covenants, and certain non-solicitation and non-competition covenants that remain in effect for one year following any cessation of Mr. Sherman’s employment with us.

Potential Payments Upon a Termination or Change in Control

Separation Pay

As discussed under the heading “Employment Agreements” above, we have agreements with our executive officers pursuant to which they will receive cash severance payments upon certain termination events. The information below describes and quantifies certain compensation that would be available under our existing plans and arrangements if (i) the executive officer was terminated without cause or resigned with good reason as of December 31, 2014 or (ii) if a Change in Control, as defined herein, occurred on December 31, 2014 and the executive officer had been terminated on the same date.

Acceleration of Equity Awards

Pursuant to the terms of each executive officer’s restricted stock agreements and employment agreements, in the event of a Change in Control (as such term is defined in our 2004 Equity Incentive Plan and our Amended and Restated 2013 Equity Incentive Plan, except that the Original Issuance Exception of such definition shall be deemed to apply to original issuances of our voting capital stock which are approved by at least a majority of our Board) that occurs during any time prior to such executive officer’s termination of employment with us, all or a portion of the executive’s then unvested restricted stock  and unvested stock options, as applicable, shall fully vest.

Potential Payments

The table below summarizes the payments and benefits that each of our executive officers would have been entitled to receive if his/her last day of employment with us had been December 31, 2014.

	Cash	Accelerated	Accelerated
	Severance	Stock	Options
Name	Payment (1)	Vesting (2)	Vesting (2)	Total

J. Kevin Buchi	1,012,500	—	—	1,012,500

Pete A. Meyers	766,500	—	—	766,500

Lesley Russell	766,500	—	—	766,500

C. Glenn Begley	766,500	56,707	—	823,207

Richard L. Sherman	766,500	—	193,702	960,202

(1)                                 Represents amounts payable upon voluntary termination for good reason or involuntary termination without cause, as defined in the employee’s employment agreement.  No cash payments are due upon death or permanent disability other than amounts accrued and unpaid as of that date.

(2)                                 Represents the intrinsic value of unvested stock options and the value of restricted stock shares, using the closing price of common stock at December 31, 2014 of $4.82 per share that will automatically vest upon voluntary termination for good reason, involuntary termination without cause, change in control, death or permanent disability.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding equity awards held by each of our executive officers, which were outstanding as of December 31, 2014.

	Option Awards					Stock Awards
	Date of	Shares	Shares not	Exercise	Date of	Number of	Market value of
Name	Grant	Exercisable	Exercisable	Price	Expiration	unvested shares	unvested shares

J. Kevin Buchi (1)	10/2/2013	404,367	404,368	$6.12	10/2/2023
	12/17/2013	83,520	83,520	$7.00	12/17/2023
	12/30/2013	23,307	23,307	$10.00	12/30/2023

Pete A. Meyers (1)	10/2/2013	161,747	161,747	$6.12	10/2/2023
	12/17/2013	82,197	82,197	$7.00	12/17/2023
	12/30/2013	11,653	11,654	$10.00	12/30/2023

Lesley Russell (1)	10/2/2013	161,747	161,747	$6.12	10/2/2023
	12/17/2013	82,197	82,197	$7.00	12/17/2023
	12/30/2013	11,653	11,654	$10.00	12/30/2023

C. Glenn Begley (2)	8/14/2012					11,765	$56,707
	10/24/2013	19,968	53,737	$6.12	10/24/2023

Richard L. Sherman (3)	12/1/2012	88,235	—	$1.53	12/1/2022
	7/24/2013	32,300	58,876	$1.53	7/24/2023
	10/24/2013	12,272	33,022	$6.12	10/24/2013
	4/22/2014	16,664	83,336	$6.65	4/22/2024

(1)         The shares not exercisable for Mr. Buchi, Mr. Meyers, and Dr. Russell vest monthly through December 17, 2016.

(2)         The stock award for Dr. Begley was fully vested by February 1, 2015.  The option award shares not exercisable for Dr. Begley vest monthly through November 17, 2017.

(3)         The shares not exercisable for Mr. Sherman vest as follows:  58,876 shares granted on July 24, 2013 vest monthly through July 24, 2017; 33,022 shares granted on October 24, 2013 vest monthly through November 17, 2017; and 83,336 shares granted on April 22, 2014 vest monthly through April 22, 2018.

Retirement Benefits

We maintain a Section 401(k) retirement plan for all employees who are 21 years of age or older. Employees can contribute up to 90.0% of their eligible pay, subject to maximum amounts allowed under law. We may make discretionary profit sharing contributions, which are subject to vesting. We did not make any discretionary contributions in our 2014 fiscal year.

Compensation of Directors

On November 5, 2013, our Board established the following compensation guidelines based on our non-employee director compensation policy:

•                                          the non-employee director who serves as chairperson of our Board will receive $15,000 per year;

•                                          each non-employee director will receive $2,000 per meeting of the Board;

•                                          each non-employee director will receive a retainer of $30,000 per year;

•                                          each non-employee director will receive an initial stock grant of 20,000 shares, which vests in equal monthly installments over three years, and an annual stock grant of 10,000 shares, which vests in equal monthly installments over one year;

•                                          each non-employee director who serves as chairperson or member of a committee of the board will receive additional equity compensation as follows:

•                                          the chairperson and other members of the Audit Committee will receive $15,000 and $10,000, respectively, per year;

•                                          the chairperson and other members of the Compensation Committee will receive $10,000 and $5,000, respectively, per year; and

•                                          the chairperson and other members of the Nominating Committee will receive $7,000 and $3,500, respectively, per year.

The following table sets forth a summary of the compensation we paid to directors in 2014.

	Fees earned
	or paid in	Option
Name	cash	awards (1)	Total

Mary Ann Gray, Ph.D.	11,500	59,223	70,723
Michael Kishbauch	11,500	59,223	70,723
Andrew Pecora, M.D.	58,250	—	58,250
Douglas Onsi	63.250	—	63,250
Douglas Reed, M.D.	59,250	—	59,250
Paul Schmitt	64,250	—	64,250
Michael Steinmetz, Ph. D.	64,750	—	64,750
James Woody, M.D., Ph.D.(2)	61,250	—	61,250
John M. Gill (3)	5,750	—	5,750
Brenda Gavin (3)	6,167	—	6,167

(1)         This amount represents aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718.

(2)         James Woody, M.D., Ph.D., resigned as a director effective March 13, 2015.

(3)         John M. Gill and Brenda Gavin resigned as directors effective January 29, 2014.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of transactions since January 1, 2014, to which we have been a party, in which the amount involved in the transaction exceeds $120,000, and in which any of our directors, executive officers or to our knowledge, beneficial owners of more than 5.0% of our capital stock or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than employment, compensation, termination and change in control arrangements with our named executive officers, which are described under “Executive and

Director Compensation.”  All related party transactions were approved by the Board pursuant to the Company’s written Related Party Transaction Policy, as further described below.. The Company is not otherwise a party to a current related party transaction, and no transaction is currently proposed, in which the amount of the transaction exceeds $120,000 and in which a related person had or will have a direct or indirect material interest.

With respect to reviewing and approving any related party transactions, our Audit Committee reviews for potential conflicts of interests or other improprieties pursuant to C.15. of the Company’s Audit Committee charter and our Related Party Transaction Policy, and in accordance with NASDAQ Rule 5630(a), our Audit Committee could approve a related party transaction if it determines that the transaction is in our best interests. Our directors are required to disclose to the Audit Committee or the full Board any potential conflict of interest, or personal interest in a transaction that our Board is considering. Our executive officers are required to disclose any related party transaction to the Audit Committee. We also poll our directors on an annual basis with respect to related party transactions and their service as an officer or director of other entities. Any director involved in a related party transaction that is being reviewed or approved must recuse himself or herself from participation in any related deliberation or decision. Whenever possible, the transaction should be approved in advance and if not approved in advance, must be submitted for ratification as promptly as practical.  Our Related Party Transaction Policy provides that prior to entering into the Related Party Transaction, written notice of the proposed transaction must be provided to the Chief Financial Officer by the Related Party or by the responsible management personnel.  Unless the Chief Financial Officer determines, on specific criteria provided in the policy, that the proposed transaction is not a Related Party Transaction, the Chief Financial Officer will notify the Chairman of the Audit Committee of the Company (the “Committee”) of the proposed transaction, and the transaction will be referred to the Committee for consideration at the next scheduled Committee meeting.  If the Chairman of the Committee determines that it is not practicable or desirable to defer consideration of the proposed transaction until the next scheduled Committee meeting, the Chairman of the Committee will, if practicable and desirable, convene a special meeting of the Committee to consider the transaction or will take action on the transaction pursuant to the authority to act between Committee meetings delegated to the Chairman by the Committee.  In determining whether to approve the proposed transaction, the Committee or the Chairman of the Committee, as the case may be, will consider all available relevant facts and circumstances, including the information furnished in the notice of the transaction.  The Committee or the Chairman of the Committee, as the case may be, will approve a Related Party Transaction only if it determines in good faith that the transaction: (i) is in, or is not inconsistent with, the best interests of the Company and its stockholders; and (ii) is not in violation of any other policy or procedure of the Company.

Under the policy, a related party includes a Director or an Executive Officer; a stockholder owning in excess of 5% of any class of the Company’s securities; an Immediate Family Member of any person identified in clause (1) or (2) above; or an entity in which any person identified in clause (1), (2) or (3) above is an employee, officer, partner, principal or owner of a 10% or more ownership interest, and a “Related Party Transaction” means any relationship, arrangement or transaction between the Company and any Related Party (including any transactions requiring disclosure under Item 404 of Regulation S-K under the Exchange Act), excluding transactions involving Director or Executive Officer compensation approved, or recommended to the Board for approval, by the Company’s Compensation Committee.

Acquisition of Shape Pharmaceuticals, Inc.

On April 14, 2014, we acquired by merger 100% of Shape.  Shape was a development stage pharmaceutical company developing SHAPE, a novel, tissue-targeted HDAC inhibitor in a topical gel formulation to treat stage IA-IIA Cutaneous T-Cell Lymphoma (CTCL).  The acquisition date fair value of consideration transferred totaled $13.0 million, all of which was in cash.  A member of our Board of Directors, Douglas E. Onsi, also served as Chief Executive Officer and a member of the Board of Directors of Shape.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and any persons who beneficially own more than 10% of our stock, to file with the SEC initial reports of ownership and reports of changes in ownership in our stock. Such persons are required by SEC regulations to furnish to us copies of all Section 16(a) forms they file. As a matter of practice, our administrative staff assists our directors and officers in preparing and filing such reports with the SEC.  To our knowledge, based solely on our review of copies of the reports received by us and written representations by these individuals that no other reports were required, all such Section 16(a) filing requirements were met, except that the Form 4 for Mr. Sherman was filed late in connection with the additional grant of compensatory stock options to purchase common stock pursuant to the terms of Mr. Sherman’s employment agreement.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
DECEMBER 31, 2014

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,353,870	$5.47	2,942,629
Equity compensation plans not approved by security holders
Total	3,353,870	$5.47	2,942,629

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board shall consist of a number as established by the majority vote of the Board.  The number of directors that presently constitute the entire Board is eight.  Under our charter, our Board is divided into three classes, with each class having as nearly as possible an equal number of directors. The term of one class expires, with their successors being subsequently elected to a three-year term, at each annual meeting of stockholders. The Board was comprised of three Class II directors, whose initial term expires on the election and qualification of successor directors at the annual meeting of stockholders held in calendar year 2015, until one of the Class II directors, James N. Woody, M.D., Ph.D., resigned effective March 13, 2015.  At the Annual Meeting, if elected, the remaining Class II director nominees named in this Proxy Statement will hold office for three years until their successors are elected and qualified or until their death, removal or resignation. The Board has nominated Andrew Pecora, M.D. and Douglas E. Onsi for election as Class II Directors at the Annual Meeting.  The Board is also comprised of three Class III directors, whose initial term expires on the election and qualification of successor directors at the annual meeting of stockholders held in calendar year 2016 or until his or her death, removal or resignation, and three Class I directors, whose initial term expires on the election and qualification of successor directors at the annual meeting of stockholders held in calendar year 2017 or until his or her death, removal or resignation.

Listed above under the caption “Board of Directors” are the names and biographical information of Andrew Pecora, M.D. and Douglas E. Onsi, the nominees for Class II director, as well as the current Class I and Class III directors. The persons designated as proxies in the accompanying proxy card intend to vote “FOR” such nominees, unless a contrary instruction is indicated on the proxy card. If for any reason the nominees should become unavailable for election, the persons designated as proxies in the proxy card may vote the proxy for the election of another person nominated as a substitute by the Board, if any person is so nominated. The nominees are presently directors and have consented to be named and have agreed to serve, if elected.

Recommendation of the Board

The Board recommends a vote “FOR” the election of Andrew Pecora, M.D. and Douglas E. Onsi to the Board.

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP audited our consolidated financial statements as of and for the years ended December 31, 2013 and 2014 and consolidated cash flows for the years then ended. The Audit Committee of our Board has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.  We are submitting our selection of Ernst & Young LLP as our independent registered public accounting firm for ratification by our stockholders at the Annual Meeting.  We expect that one or more representatives of Ernst & Young LLP will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the Annual Meeting. The Audit Committee has the sole authority and responsibility to select, appoint, evaluate and, where appropriate, discharge and replace Ernst & Young LLP as our independent registered public accounting firm, and the selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders for ratification. Notwithstanding the outcome of the vote by the stockholders of the Company, the Audit Committee is not bound to retain the independent registered public accounting firm or to replace the independent registered public accounting firm, where, in either case, after considering the outcome of the vote, the Audit Committee determines its decision regarding the independent registered public accounting firm to be in the best interests of the Company.

The following table sets forth the aggregate fees billed by Ernst & Young LLP as described below:

	2013	2014
Fee Category:
Audit Fees	$225,000	$255,000
Audit-Related Fees	946,404	240,000
Tax Fees	8,000	140,000
All Other Fees	1,995	2,000

Total Fees	$1,181,399	$637,000

Audit Fees: Consists of fees billed for professional services rendered in connection with the audit of our consolidated financial statements as of and for the years ended December 31, 2013 and 2014 and consolidated cash flows for the years then ended that are included in our Annual Report during those years.

Audit-Related Fees: In 2013, consists of fees billed in connection with our registration statement on Form S-1 (File No. 333-191811).  In 2014, consists of fees billed in connection with additional audit services related to our acquisition and financing transactions and quarterly reviews.

Tax Fees: Consists of fees billed in each of 2013 and 2014 for tax related services including advice, preparation of returns and other tax services related to federal, state and international taxes.

All Other Fees: Consists of fees billed in each of 2013 and 2014 for all services other than those reported above.

All of the above services were approved by the Audit Committee.

In accordance with the Sarbanes-Oxley Act of 2002, as amended, the Audit Committee’s policy is to pre-approve all audit and non-audit services provided by our independent registered public accounting firm. On an ongoing basis, management defines and communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of our independent registered public accounting firm for such services. The Audit Committee has also delegated authority to the Chairman of the Audit Committee, and if the Chairman of the Audit Committee is unavailable, to any other Audit Committee member, to pre-approve permitted services. Any such pre-approval must be reported to the Audit Committee at its next meeting.

Recommendation of the Board

The Board recommends a vote “FOR” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

PROPOSAL 3: APPROVAL OF THE FLEXIBLE SETTLEMENT FEATURE WITH RESPECT TO FUTURE POTENTIAL CONVERSIONS OF THE COMPANY’S 8% CONVERTIBLE SENIOR NOTES

Background and Reason for Seeking Stockholder Approval

On June 23, 2014, we issued through a private placement $47.0 million in aggregate principal amount of the 8% Notes, $43.75 million of which remain outstanding as of March 20, 2015. Interest on the 8% Notes is payable semi-annually in arrears on June 15 and December 15 of each year, commencing December 15, 2014.

As issued, the conversion of the 8% Notes may only be settled in shares of common stock. However, under the terms of the 8% Notes, we will have the option to settle conversions of the 8% Notes in cash, shares of common stock, or through any combination of cash and common stock, at our election. This option (referred to as “flexible settlement” in this Proxy Statement) is available only if we first obtain stockholder approval in accordance with NASDAQ requirements. As a NASDAQ-listed company, we are subject to NASDAQ Listing Rule 5635(d)(2). This rule requires that we obtain stockholder approval prior to implementing the flexible settlement feature as this feature may have the effect of increasing the conversion rate above 163.1321 shares per $1,000 principal amount of 8% Notes and could result in the issuance of an aggregate amount of common stock equal to 20% or more of the common stock or voting power outstanding on June 17, 2014, the date the offering of the 8% Notes was priced, for less than the greater of book or market value of the stock.

Summary of Terms and Conditions of the 8% Notes

Below is a summary of the terms and conditions of the 8% Notes. The following summary contains basic information about the 8% Notes and is not a complete description of the 8% Notes. Stockholders should read the indenture, included as Exhibit 4.1 to the Current Report on Form 8-K that we filed with the SEC on June 23, 2014, for a more detailed account of the terms and conditions of the 8% Notes. Copies of these documents also are available from us upon request.

The 8% Notes are general unsecured and unsubordinated obligations and will rank senior in right of payment to all of our indebtedness that is expressly subordinated in right of payment to the notes, rank equal in right of payment to our existing and future indebtedness and other liabilities that are not so subordinated, are effectively subordinated to any of our future secured indebtedness to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all indebtedness and other liabilities incurred by our subsidiaries, including trade payables. We may not redeem the 8% Notes at our option prior to maturity. The 8% Notes are convertible prior to maturity, subject to certain conditions described below, into shares of our common stock at an initial conversion rate of 148.3019 shares per $1,000 principal amount of the 8% Notes (equivalent to an initial conversion price of approximately $6.74 per share of common stock).  This conversion rate is subject to adjustment upon the occurrence of certain specified events but will not be adjusted for accrued and unpaid interest.  If we receive the stockholder approval contemplated by this Proxy Statement, we will satisfy our conversion obligation by paying or delivering, as the case may be, cash, shares of our common stock or a combination thereof, at our election.

The Holders of the 8% Notes may surrender their notes for conversion any time prior to the close of business immediately preceding February 15, 2019 only if any of the following conditions is satisfied:

•                  during any fiscal quarter (and only during such fiscal quarter) commencing after December 31, 2014, if, for at least 20 trading days (whether or not consecutive) during the 30 consecutive trading day period ending on the last trading day of the immediately preceding fiscal quarter, the last reported sale price of our common stock for each such trading day is greater than or equal to 100% of the applicable conversion price on such trading day;

•                  during the five consecutive business day period immediately following any 10 consecutive trading day period, or the “measurement period”, in which, for each trading day of such measurement period, the “trading price” per $1,000 principal amount of notes for such trading day was less than 98% of the product of the last reported sale price of our common stock for such trading day and the applicable conversion rate on such trading day; or

•                  upon the occurrence of specified corporate events.

Holders also may surrender their 8% Notes for conversion at any time on or after February 15, 2019 and on or prior to the close of business on the business day immediately prior to the stated maturity date regardless if any of the foregoing conditions have been satisfied.

Each $1,000 principal amount of 8% Notes is convertible into shares of our common stock equal to the conversion rate in effect on the conversion date, together with cash in lieu of fractional shares issuable upon conversion.  If we receive the stockholder approval contemplated by this Proxy Statement prior to the relevant conversion date, we may deliver upon conversion cash, shares, or a combination thereof, at our election.  With respect to any conversions after obtaining such stockholder approval, settlement amounts will be computed as follows:

•                  if we elect (or are deemed to have elected) physical settlement, we will deliver to the converting holder in respect of each $1,000 principal amount of notes being converted a number of shares of common stock equal to the conversion rate in effect on the conversion date together with cash in lieu of fractional shares issuable upon conversion and the interest make-whole payment (further discussed below), if applicable;

•                  if we elect cash settlement, we will pay to the converting holder in respect of each $1,000 principal amount of notes being converted cash in an amount equal to the sum of the daily conversion values for each of the 60 consecutive trading days during the related observation period and the interest make-whole payment, if applicable; and

•                  if we elect combination settlement, we will pay or deliver, as the case may be, to the converting holder in respect of each $1,000 principal amount of notes being converted a “settlement amount” equal to the sum of the daily settlement amounts for each of the 60 consecutive trading days during the relevant observation period (plus cash in lieu of any fractional share of our common stock issuable upon conversion) and the interest make-whole payment, if applicable.

“Daily settlement amount” means, for each of the 60 consecutive trading days in the relevant observation period:

•                  cash equal to the lesser of (i) the maximum cash amount per $1,000 principal amount of notes to be received upon conversion as specified in the notice specifying our chosen settlement method (the “specified dollar amount”), if any, divided by 60 (such quotient, the “daily measurement value”) and (ii) the daily conversion value; and

•                  if the daily conversion value exceeds the daily measurement value, a number of shares equal to (i) the difference between the daily conversion value and the daily measurement value, divided by (ii) the daily volume-weighted average price for such trading day.

“Daily conversion value” means, for each of the 60 consecutive trading days in the observation period for a note, one sixtieth (1/60th) of the product of (i) the applicable conversion rate on such trading day and (ii) the daily volume-weighted average price on such trading day.

If the 8% Notes are converted in connection with certain fundamental changes that occur prior to maturity of the 8% Notes, we may also be obligated to pay an additional (or “make whole”) premium with respect to the 8% Notes so converted. In addition, if certain fundamental changes occur with respect to TetraLogic, holders of the 8% Notes will have the option to require us to purchase for cash all or a portion of the 8% Notes at a purchase price equal to 100% of the principal amount of the 8% Notes plus accrued and unpaid interest.

On or after December 31, 2014, if, for at least 20 trading days (whether or not consecutive) during the 30 consecutive trading day period ending within five trading days prior to a conversion date the last reported sale price of our common stock exceeds the applicable conversion price on each such trading day, we will, in addition to the other consideration payable or deliverable in connection with such conversion, make an interest make-whole payment to the converting holder equal to the present value of all scheduled payments of interest (using a discount rate equal to 2%) through the earlier of (i) the date that is three years after the conversion date and (ii) the maturity date if the notes had not been so converted.  We will satisfy our obligation to pay any such interest make-whole payment in shares of our common stock, without a cash payment in lieu of any fractional shares and without further obligation to deliver any shares of our common stock or pay any cash in excess of the threshold described in the succeeding paragraph. However, if we receive the stockholder approval contemplated by this Proxy Statement, we may pay any interest make-whole payment either in cash or in shares of our common stock, at our election.  Notwithstanding the foregoing, until we receive such stockholder approval, the number of shares we may deliver in connection with a conversion of notes, including those delivered in connection with an interest make-whole payment, will not exceed 163.1321 shares per $1,000 principal amount of notes, subject to adjustment at the same time and in the same manner as the conversion rate adjustments on the 8% Notes, including those adjustments made in connection with certain fundamental changes.  If we pay an interest make-whole payment in shares of our common stock, then the number of shares of common stock a holder will receive will be that number of shares that have a value equal to the amount of the interest make-whole payment to be paid to such holder in shares, divided by the product of the simple average of the daily value weighted average price of our common stock for the 10 trading days immediately preceding the conversion date multiplied by 92.5%.  Notwithstanding the foregoing, if in connection with any conversion the conversion rate is adjusted for a make-whole fundamental change, then such holder will not receive the interest make-whole payment with respect to such note.

The indenture for the notes contains certain covenants which limit our and our subsidiaries’ ability to incur certain additional indebtedness except for certain permitted debt, and to incur liens except for certain permitted liens.  In addition, the indenture for the 8% Notes restricts us from taking any action (including dividends and rights issuance) that would result in an adjustment to the conversion rate of the 8% Notes without having received the stockholder approval contemplated by this Proxy Statement.

Reason for Stockholder Approval

As issued, the conversion of the 8% Notes may only be settled in shares of common stock. However, under the terms of the 8% Notes, we will have the option to settle conversions of the 8% Notes in cash, shares of common stock, or through any combination of cash and common stock, at our election. This flexible settlement option is available only if we first obtain stockholder approval in accordance with NASDAQ requirements. As a NASDAQ-listed company, we are subject to NASDAQ Listing Rule 5635(d)(2). This rule requires that we obtain stockholder approval prior to implementing the flexible settlement feature as this feature may have the effect of increasing the conversion rate above 163.1321 shares per $1,000 principal amount of 8% Notes and could result in the issuance of an aggregate amount of common stock equal to 20% or more of the common stock or voting power outstanding on June 17, 2014, the date the offering of the 8% Notes was priced, for less than the greater of book or market value of the stock.

The Board of Directors believes the flexible settlement feature will benefit our stockholders by providing us with financial flexibility in the conversion of the 8% Notes. This flexibility will allow us to use the settlement method that is in our best interests and the best interests of our stockholders at the time of conversion, electing to issue shares of common stock if appropriate or instead to use cash to reduce dilution of existing stockholders, or combination of both.

We will neither incur any penalties under the 8% Notes nor will we be unable to meet our financial obligations due under the 8% Notes should the stockholders not approve the flexible settlement feature. That said, stockholder approval is required should we wish to implement the flexible settlement feature which the Board of Directors wishes to do through this Proxy Statement.

The Board of Directors recommends a vote “FOR” approval of the flexible settlement feature for the potential future conversions of the 8% Notes.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2016
ANNUAL MEETING OF STOCKHOLDERS

Stockholders intending to present proposals at our Annual Meeting of Stockholders to be held in 2016 and intending to have such proposals included in our next proxy statement must send their proposals to our Secretary, Richard L. Sherman, in writing, at TetraLogic Pharmaceuticals Corporation, 343 Phoenixville Pike, Malvern, PA 19355 pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our proxy statement and form of proxy for our 2015 Annual Meeting of Stockholders and must be received by us not later than December 11, 2015.  If notification of a stockholder proposal is not received by such date, management’s proxies may vote, in their discretion, any and all of the proxies received in that solicitation.  If, however, the date of our 2016 Annual Meeting of Stockholders will be on or before April 20, 2016 or on or after June 19, 2016, then the deadline will be a reasonable time before we begin to print and send out our proxy materials.  The dates referenced below with respect to proposing an item of business at our 2015 Annual Meeting will not affect any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 of the Exchange Act.

In addition, under our bylaws, a stockholder of record on the date of the giving of the written notice to introduce a nomination or to propose an item of business must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an Annual Meeting of Stockholders. These procedures provide that a nomination for director nominee(s) and/or an item of business to be introduced at an Annual Meeting of Stockholders must be submitted in writing to our Secretary at our offices at TetraLogic Pharmaceuticals Corporation, 343 Phoenixville Pike, Malvern, PA 19355. We must receive written notice of your intention to introduce a nomination or to propose an item of business at our 2016 Annual Meeting:

•                                          after January 21, 2016, but before February 20, 2016; or

•                                          if the 2016 Annual Meeting will be held before April 30, 2016 or after July 19, 2016, then no earlier than the close of business on the 120th day prior to the 2016 Annual Meeting and not later than the close of business on the later of (A) the 90th day prior to the 2016 Annual Meeting and (B) the 10th day following the day on which notice of the date of the 2016 Annual Meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (ii) in the case of an election of directors at a special meeting of stockholders, provided that our Board, or such person or persons requested by a majority of our Board to call special meetings, has determined that directors shall be elected at such special meeting and provided further that the nomination made by the stockholder is for one of the director positions that our Board, or such person or persons requested by a majority of our Board to call special meetings, as the case may be, has determined will be filled at such special meeting, not earlier than the 130th day prior to such special meeting and not later than the close of business on the later of (x) the 90th day prior to such special meeting and (y) the 10th day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs.

Any such notice must include all of the information required to be in such notice pursuant to our bylaws filed with the SEC.

ANNUAL REPORT

A copy of our Annual Report is being mailed to our stockholders with this Proxy Statement.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that only one copy of this Proxy Statement and our Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of any such documents, without charge, to you if you write or call our Secretary, Richard L. Sherman, at TetraLogic Pharmaceuticals Corporation, 343 Phoenixville Pike, Malvern, PA 19355 or 610-889-9900.

If you want to receive separate copies of our Proxy Statement and Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact our Secretary, in writing, at the address listed above.

By Order of the Board of Directors,

/s/ Richard L. Sherman
Richard L. Sherman,
Secretary

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0000235389_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Andrew Pecora, M.D. 02 Douglas E. Onsi TETRALOGIC PHARMACEUTICALS CORPORATION 343 PHOENIXVILLE PIKE MALVERN, PA 19355 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2 Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. 3 Approval of the flexible settlement feature with respect to future potential conversions of the Company's 8% Convertible Senior Notes due 2019. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000235389_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, 2014 Annual Report on Form 10-K is/are available at www.proxyvote.com . TETRALOGIC PHARMACEUTICALS CORPORATION Annual Meeting of Stockholders May 20, 2015 10:00 AM This proxy is solicited by the Board of Directors The undersigned, revoking any contrary proxy previously given, hereby appoints J. Kevin Buchi and Richard L. Sherman (the "Proxies"), and each of them, jointly and severally, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to appear at the Annual Meeting of Stockholders of TetraLogic Pharmaceuticals Corporation (the "Company") to be held May 20, 2015, and at any postponement or adjournment of the Annual Meeting of Stockholders, collectively, the "Annual Meeting", and to vote, as designated on the reverse side of this proxy card, all shares of Common Stock of the Company held of record by the undersigned on March 31, 2015 with all the powers and authority the undersigned would possess if personally present. The undersigned confers discretionary authority by this proxy as to matters which may properly come before the Annual Meeting, including matters which are not timely made known to the Company. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2 AND 3. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE OF THIS PROXY CARD. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2 AND 3. Continued and to be signed on reverse side